SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934, as amended
(Amendment No. ________)

Filed by the Registrant [X]
Filed by a Party Other than the Registrant [ ]

Check the appropriate box:

[  ]  Preliminary Proxy Statement
[  ]  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[  ]  Definitive Additional Materials
[  ]  Soliciting Material Pursuant to Section 240.14a-11(c) or
     Section 240.14a-12

TEMTEX INDUSTRIES, INC.
-------------------------------------------------
(Name of Registrant as Specified In Its Charter)

-------------------------------------------
(Name of Person(s) Filing Proxy Statement,
if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[  ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
and 0-11.

(1) Title of each class of securities to which transaction
applies:

----------------------------------------------------------------------

(2) Aggregate number of securities to which transaction
applies:

----------------------------------------------------------------------

(3) Per unit price or other underlying value of transaction
computed pursuant to Exchange Act Rule 0-11:*

---------------------------------------------------------------------

(4) Proposed maximum aggregate value of transaction:

---------------------------------------------------------------------

(5) Total fee paid:

---------------------------------------------------------------------

* Set forth amount on which the filing is calculated and state how it was determined.

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by
Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or
Schedule and the date of its filing.

(1) Amount Previously Paid:

--------------------------------------------------------------

(2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------

(3) Filing Party:

---------------------------------------------------------------

(4) Date Filed:

---------------------------------------------------------------


TEMTEX INDUSTRIES, INC.
5400 LBJ Freeway, Suite 1375
Dallas, Texas 75240

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders of Temtex Industries, Inc.:

The Annual Meeting of Stockholders of Temtex Industries, Inc., will be held at the Lincoln City Club, 5440 LBJ Freeway, 3rd Floor, Dallas, Texas 75240, Petroleum Room, at 10:00 a.m. on March 9, 2000, for the following purposes:

(a)	To elect six (6) directors to serve until the next Annual Meeting of Stockholders and until their respective successors shall be elected and shall qualify;
(b)

To consider and vote upon a proposal to approve the 1999 Omnibus Securities Plan of Temtex Industries, Inc., as more particularly described in the accompanying
Proxy Statement and set forth in Annex A thereto; and

(c)	To transact such other business as may properly come before the meeting

.

Only holders of Common Stock of record at the close of business on January 21, 2000 are entitled to notice of or to vote at the meeting.

YOU ARE INVITED TO ATTEND THIS MEETING IN PERSON. HOWEVER, IF YOU ARE UNABLE TO DO SO, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY AT YOUR EARLIEST CONVENIENCE. NO POSTAGE WILL BE REQUIRED IF MAILED WITHIN THE UNITED STATES.

By Order of the Board of Directors, James E. Upfield Chairman of the Board

Dallas, Texas
February 3, 2000


TEMTEX INDUSTRIES, INC.
5400 LBJ Freeway, Suite 1375
Dallas, Texas 75240

PROXY STATEMENT

A proxy in the accompanying form is being solicited on behalf of the Board of Directors of Temtex Industries, Inc. (the "Company"), for use at the Company's Annual Meeting of Stockholders to be held at the Lincoln City Club, 5440 LBJ Freeway, 3rd Floor, Dallas, Texas 75240, Petroleum Room, at 10:00 a.m., central time zone, on March 9, 2000, and at any adjournment(s) thereof. The Company will bear the cost of such solicitation. In addition to solicitations by mail, officers and regular employees of the Company may, to a limited extent and without additional remuneration, solicit proxies personally or by telephone or facsimile. Proxies, together with copies of this Proxy Statement, are first being mailed to stockholders of the Company on or about February 3, 2000.

Execution and return of the enclosed proxy will not in any way affect a stockholder's right to attend the meeting and to vote in person, and any stockholder giving a proxy has the power to revoke it at any time before it is voted by filing with the Secretary of the Company a written revocation or duly executed proxy bearing a later date. A proxy, when executed and not revoked, will be voted in accordance with the instructions thereon. In the absence of specific instructions, proxies will be voted by those named in the proxy (i) "FOR" the election as directors of those nominees named in the Proxy Statement; (ii) "FOR" the proposal to approve the 1999 Omnibus Securities Plan of Temtex Industries, Inc. (the "1999 Securities Plan"); and (iii) in accordance with their best judgment on all other matters that may properly come before the meeting.

VOTING SECURITIES AND QUORUM

Only stockholders of record at the close of business on January 21, 2000 will be entitled to notice of and to vote at the Annual Meeting. On January 21, 2000, the Company had issued and outstanding 3,444,641 shares of $0.20 par value Common Stock (the "Common Stock"), which is the only class of its capital stock outstanding. Each share of Common Stock is entitled to one vote on each matter presented to the stockholders.

The presence, in person or by proxy, of the holders of a majority of the issued and outstanding shares of Common Stock is necessary to constitute a quorum at the Annual Meeting. Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business. Abstentions are counted in the tabulations of votes cast on proposals presented to stockholders, whereas broker non-votes are not counted for purposes of determining whether a proposal has been approved. Assuming the presence of a quorum, the affirmative vote of the holders on the record date of a plurality of the shares of Common Stock outstanding, represented in person or by proxy at the Annual Meeting, is required to elect directors for the Company and the affirmative vote of the holders on the record date of a majority of the shares of Common Stock outstanding, represented in person or by proxy at the Annual Meeting, is required to approve the 1999 Securities Plan.


PRINCIPAL HOLDERS OF VOTING SECURITIES

The Company knows of no person owning beneficially more than 5% of the Company's Common Stock, except for the following persons and entities who beneficially owned, as of January 21, 2000, the number of shares of Common Stock of the Company set forth opposite each such holder's name in the table below:

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)	Percent of Class
Common Stock	James E. Upfield 5400 LBJ Freeway, Suite 1375 Dallas, Texas 75240	1,136,790 (2)	33.0%
Common Stock	Franklin Resources, Inc. 777 Mariners Island Blvd. San Mateo, California 94404	265,500	7.7%
Common Stock	Dimensional Fund Advisors, Inc. 1299 Ocean Avenue, 11th Floor Santa Monica, California 90401	192,200	5.6%

__________________

(1)	The nature of the beneficial ownership of the shares by the respective persons or entities is sole voting and investment power unless otherwise indicated.
(2)	Includes 24,750 shares of Common Stock over which Mr. Upfield has shared voting and investment power owned by HUTCO, a California partnership of which Mr. Upfield is a general partner.


OWNERSHIP OF COMMON STOCK BY MANAGEMENT

The following table sets forth the beneficial ownership (as defined by the rules of the Securities and Exchange Commission) of Common Stock of the Company by the incumbent directors, each of the named officers in the Summary Compensation Table below and all directors and officers as a group, together with the percentage of the outstanding shares which such ownership represents. Information is stated as of January 21, 2000.

Name or Identity of Group	Title of Class	Nature of Bene- ficial Ownership (1)	Amount and Percent of Class
James E. Upfield	Common Stock	1,136,790 (2)	33.0%
E. R. Buford	Common Stock	119,062 (3)	3.5%
Joseph V. Mariner, Jr.	Common Stock	6,725 (4)	*
Larry J. Parsons	Common Stock	7,000 (4)	*
Scott K. Upfield	Common Stock	31,500 (5)	*
Richard W. Griner	Common Stock	4,500 (5)	*
R. N. Stivers	Common Stock	32,543 (6)	*
All present executive officers and directors as a group (7 persons)	Common Stock	1,338,120 (7)	37.7%

__________

     *  Denotes less than 1%.

(1)	The nature of the beneficial ownership of the shares by the respective persons or group is sole voting and investment power unless otherwise indicated.
(2)	Includes 24,750 shares of Common Stock over which Mr. Upfield has shared voting and investment power owned by HUTCO, a partnership of which Mr. Upfield is a general partner.
(3)

Includes 70,000 shares of Common Stock issuable upon the exercise of options granted under the 1990 Stock Plan for Key Employees of Temtex Industries, Inc. and its Subsidiaries (the "1990 Plan"). Includes 5,000 shares of Common Stock over which Mr. Buford has shared voting and investment power owned by Virginia H. Buford, Mr. Buford's spouse.

(4)	Includes 6,500 shares of Common Stock issuable upon the exercise of options granted under the 1999 Securities Plan, subject to shareholder approval at the Annual Meeting.
(5)	Includes 4,000 shares of Common Stock issuable upon the exercise of options granted under the 1999 Securities Plan, subject to shareholder approval at the Annual Meeting.
(6)	Includes 10,000 shares of Common Stock issuable upon the exercise of options granted under the 1990 Plan.
(7)	Includes 101,000 shares of Common Stock issuable upon the exercise of stock options

.


INFORMATION CONCERNING THE BOARD OF DIRECTORS

The Board of Directors maintains an Audit Committee, Stock Option Committee and a Compensation Committee. The Company has no formal nominating committee.

The Audit Committee recommends to the Board of Directors the engagement of the Company's independent auditors and reviews with the auditors the plan and scope of their audit for each year, the results of the audit when completed and their fees for services performed. The Audit Committee also reviews the Company's policies and procedures designed to avoid improper conflicts of interest. The Audit Committee is composed exclusively of directors who are not officers or employees of the Company. The present members of the Audit Committee are Messrs. S. K. Upfield (Chairman), Parsons and Griner. The Audit Committee held one meeting during the twelve months ended August 31, 1999.

The Stock Option Committee recommends to the Board of Directors the granting of stock options to certain officer and employees of the Company. The present members of the Stock Option Committee are Messrs. Griner (Chairman), Parsons, J. E. Upfield, S. K. Upfield and Mariner. The Stock Option Committee did not have any meetings during the twelve months ended August 31, 1999.

The Compensation Committee recommends to the Board of Directors salaries and other compensation payable to certain officers of the Company. The present members of the Compensation Committee are Messrs. Griner (Chairman), Parsons, J. E. Upfield, S. K. Upfield and Mariner. The Compensation Committee held two meetings during the twelve months ended August 31, 1999.

During the twelve months ended August 31, 1999, the full Board of Directors held five meetings. Each incumbent director attended more than 75% of the aggregate of (1) the total number of meetings of the Board of Directors (held during the period for which he was a director) and (2) the total number of meetings of all committees of the Board on which he served (during the periods that he served).

ELECTION OF DIRECTORS

(Item 1)

Six (6) directors will be elected at the Annual Meeting of Stockholders by the holders of the Common Stock. Each director is elected for a term of one year to serve until the next Annual Meeting of Stockholders and until his successor is elected and has qualified. The accompanying proxy (unless otherwise directed) will be voted for the election of directors of the Company of the six (6) persons named below. If any nominee shall be unable to serve, the accompanying proxy will be voted for a substitute nominee and for the other nominees named below. The management of the Company has no reason to believe that any nominee will be unable to serve.


The names of the directors and nominees for the office of director and information about them, as furnished by the directors and nominees themselves, are set forth below:

Name	Age	First Became a Director in	Positions and Offices with Company, Business Experience During Past Five Years and Other Directorships
James E. Upfield	79	1969

Chairman of the Board of the Company for more than the past five years; also Chairman of the Board of Temco Fireplace Products, Inc., a wholly-owned subsidiary of the Company; serves as a director of Magnum Hunter Resources, Inc. which is engaged in the sale of oil, gas and oilfield services.

E. R. Buford	64	1973

President of the Company for more than five years and was elected Chief Executive Officer of the Company in February 1986; President and director of Temco Fireplace Products, Inc., a wholly-owned subsidiary of the Company, for more than the past five years.

Joseph V. Mariner, Jr.	79	1979

Retired as Chairman and Chief Executive Officer of Hydro-Metals, Inc., when it was acquired by Wallace Murray Corporation, a manufacturer of plumbing ware and cutting tools; serves as a director of Peerless Mfg. Co., a manufacturer of separators and filters used for removing liquids and solids from gases and air; the Dyson-Kissner-Moran Corporation, a New York based privately owned investment company; Kearney National, Inc., a manufacturer of electrical power distribution products; and Renters Choice, Inc., the largest operator in the U.S. rent-to-own industry, currently operating over 2,000 company owned stores.

Larry J. Parsons	70	1989

Retired in 1988 as partner of Ernst & Whinney, (now known as Ernst & Young LLP) an international public accounting firm. Mr. Parsons was a partner for more than five years before his retirement and holds no other directorships.


Scott K. Upfield	40	1992

President, Treasurer and a director of Insurance Technologies Corporation, a company principally engaged in developing and marketing software to the insurance industry for more than the past five years.

Richard W. Griner	62	1995

Director, President and Chief Operating Officer of the Hart Group, a privately owned company which supplies managerial services to privately owned Rmax, Inc. a manufacturer of rigid foam roofing and sheathing insulation for more than five years; director and President of HC Industries, Inc. and of HC Industries NV., Inc. subsidiaries of Rmax. Mr. Griner is also a director and President of Rmax.

Each of the above named nominees is a member of the present Board of Directors and was elected to such office at the Annual Meeting of Stockholders held March 4, 1999. There are no family relationships among any of the directors or among any of the directors and any officers of the Company except Messrs. James E. Upfield and Scott K. Upfield who are father and son.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF EACH OF THE NOMINEES FOR DIRECTOR NAMED ABOVE.

EXECUTIVE COMPENSATION

Executive Officers

The executive officers of the Company are Messrs. James E. Upfield, E. R. Buford and R. N. Stivers. The positions of Messrs. Upfield and Buford are described above. Mr. Stivers, age 64, has been Vice President-Finance, Secretary, Treasurer and Chief Financial Officer of the Company, for more than the past five years.


The following table provides certain disclosure of all compensation awarded to, earned by or paid to the Chief Executive Officer of the Company and to each of the Company's two most highly compensated executive officers (other than the Chief Executive Officer) whose total salary and bonus exceed $100,000. The Company had no other executive officer whose base salary and bonus exceeded $100,000 in fiscal 1999.

Summary Compensation Table
Annual Compensation				Long Term Compensation Awards Payouts
Name and Principal Posistion	Fiscal	Salary	Bonus	Other Annual Compen- sation ($)	Restricted Stock Awards ($)	Securities Underlying Options/ SARs (#)	LTIP Pay-outs ($)	All Other Compen- sation ($)
E. R. Buford Chief Executive Officer and President	1997 1998 1999	221,000 225,000 225,000	-0- -0- -0-	N/A N/A N/A	-0- -0- -0-	-0- -0- -0-	-0- -0- -0-	N/A N/A N/A
James E. Upfield Chairman of the Board	1997 1998 1999	150,000 150,000 150,000	-0- -0- -0-	N/A N/A N/A	-0- -0- -0-	-0- -0- -0-	-0- -0- -0-	N/A N/A N/A
R. N. Stivers Chief Financial Officer and Vice President-Finance	1997 1998 1999	116,000 118,100 118,100	-0- -0- -0-	N/A N/A N/A	-0- -0- -0-	-0- -0- -0-	-0- -0- -0-	N/A N/A N/A

Other annual compensation did not exceed the lesser of either $50,000 or 10% of total salary as disclosed in the Summary Compensation Table.

1999 Omnibus Securities Plan

On October 28, 1999, the Board of Directors of the Company adopted, subject to stockholder approval, the 1999 Securities Plan, the text of which is attached as Annex A to this Proxy Statement. Unless the 1999 Securities Plan is approved by the stockholders on or before October 28, 2000, it and all awards granted pursuant thereto will, under the terms of the Plan, be null and void. The material features of the 1999 Securities Plan are discussed below under "Approval of the Company's 1999 Omnibus Securities Plan (Item 2)."

1990 Stock Plan for Key Employees

In 1990, the Company adopted the 1990 Plan to incentivize key employees of the Company. The 1990 Plan expired as of December 31, 1999. However, options outstanding as of that date remain exercisable


in accordance with their terms until they expire at varying times between 2001 and 2005. As of December 31, 1999, a total of 35,000 shares of Common Stock remained issuable under the 1990 Plan.

The 1990 Plan provided for the grant of stock options, including "incentive stock options" within the meaning of Section 422(a) of the Internal Revenue Code of 1986, as amended (the "Code"), and "non-qualified stock options" which do not constitute incentive stock options, the grant of stock appreciation rights in connection therewith, and the allotment of shares of restricted stock, to key employees of the Company. Presently the Compensation Committee administers the 1990 Plan.

Option Grants During 1999 Fiscal Year

There were no stock options granted to the Company's executive officers named in the Summary Compensation Table during fiscal year 1999.


Option Exercise and Value

The following table includes the number of shares received upon exercise, or if no shares were received, the number of securities with respect to which the options were exercised, the aggregate dollar value realized upon exercise and the total value of unexercised options held at the end of the last completed fiscal year for each of the Company's executive officers named in the Summary Compensation Table.

Aggregated Option/SAR Exercises in Last Fiscal Year
and FY-End Option/SAR Values
Name	Shares Acquired on Exercise (#)	Value Realized ($)	Number of Securities Underlying Unexercised Options/SARs at FY-End ( #) Exercisable/ Unexercisable	Value of Unexercised In-the-Money Options/SARs at FY-End ($) Exercisable/ Unexercisable
E. R. Buford	-0-	-0-	Exercisable 70,000 Unexercisable	$53,000 -0-
James E.Upfield	-0-	-0-	-0-	-0-
R. N. Stivers	-0-	-0-	Exercisable 10,000 Unexercisable	-0- -0-

_________________

Select Management Employee Security Plan

Except for the Company's Select Management Employee Security Plan, (the "Security Plan") the Company does not have any plans that could be deemed long-term incentive plans or defined benefit or actuarial plans under which benefits are determined primarily by reference to final compensation. The Security Plan provides certain death and retirement benefits to key employees of the Company. During the fiscal year ended August 31, 1999, nine employees were participating in the Security Plan (including the three named executive officers in the Summary Compensation Table above). The Company's Compensation Committee has discretion to select additional employees (not more frequently than annually) to participate in the Security Plan.

The Security Plan provides for benefits to be paid to each participant for a period of ten years after retirement (or to the beneficiary or estate of a participant for a period of ten years following the date of death of a participant) in an amount during each such year equal to approximately 50% of the participant's


salary at the date of retirement or death. All required benefit payments are provided by individual life insurance, retirement insurance or annuity type policies. Pursuant to the Security Plan, the Company makes all contributions to fund the aggregate amount of insurance premiums required to purchase and maintain all applicable insurance or annuity type policies.

Any participant in the Security Plan who ceases to be an employee of the Company prior to attaining the age of 50 and ten years of employment and before normal retirement date may elect to purchase his insurance policy for one-third of its cash value on the date of termination. Any participant who ceases to be employed after attaining age 50 and ten years of service but before normal retirement will be assigned his insurance policy without any payment being required. The Security Plan defines normal retirement to occur at age 65.

Executive Officers' Employment Agreements

The Company entered into three-year employment contracts with Mr. E. R. Buford and Mr. R. N. Stivers (the "Executives") as of June 7, 1994. Since the expiration of the initial term of these agreements, they have been extended for additional periods of one year and will continue to be so extended unless the Board of Directors elects, at the directors' meeting following the annual stockholders' meeting, not to extend the agreements. Under the terms of the agreements, Mr. Buford received an initial annual base salary of $201,300 and Mr. Stivers received an initial annual base salary of $105,000. During the term of the agreements, the Company may increase the base salary of the Executives, but cannot reduce the base amount of the salaries. In calendar 1999 Mr. Buford had a base salary of $225,000 and Mr. Stivers had a base salary of $118,000. The Executives will also be eligible to participate in any regular employee benefit program now or hereafter established by the Company.

The agreements may be terminated by the Company without cause upon 30 days prior written notice. In the event of termination without cause, the Company shall continue to pay the Executives their base salaries effective at the time of termination for a period of two and one-half years for Mr. Buford and one year for Mr. Stivers.

If the Executives are involuntarily terminated, other than for cause, in contemplation of, or within three years following, a change of control (as defined in the agreements), the Company shall pay the Executives (i) a lump sum severance payment equal to two and one-half times such Executive base salary in effect at the time of involuntary termination, payable as a lump sum, and (ii) continuation of all employee benefits, executive benefits and perquisites or benefits reasonably equivalent thereto, for a period of two and one-half years.

Board Compensation Committee Report on Executive Compensation

The Compensation Committee of the Board of Directors consists of Mr. Richard W. Griner (Chairman), Mr. Joseph V. Mariner, Jr., Mr. James E. Upfield, Mr. Scott K. Upfield and Mr. Larry J. Parsons. The Compensation Committee's primary function is to review the compensation awarded to the Company's Chief Executive and Chief Financial Officers and to approve the determinations of compensation to be paid to certain other senior executives of the Company. Salaries are reviewed at regular intervals, approximately annually, depending on job classification and competitive market levels. Mr. E. R. Buford (the Chief Executive Officer of the Company) and Mr. Roger N. Stivers (the Chief Financial Officer of the Company), have employment agreements with the Company which fix their annual salaries at certain minimum levels ($201,300 per annum for Mr. Buford and $105,000 per annum for Mr. Stivers). See "Executive Officers' Employment Agreements."


In determining executive compensation, the Compensation Committee reviews the performance of the specific executive, the operating performance of the Company, the compensation for executives of companies which are comparable to the Company and the performance of the Company's Common Stock. Although the Compensation Committee does not utilize any formal mathematical formulae or objective thresholds, particular emphasis is given to the operating results of the Company. The Compensation Committee believes that specific formulae restrict flexibility and are too rigid at this stage of the Company's development.

The Compensation Committee also believes that in order for the Company to succeed, it must attract and retain qualified executives who can not only perform satisfactorily on an individual basis but who can also retain and manage a quality staff of other executive officers and key employees. Thus, in addition to applying the criteria generally applicable to all executive officers, in determining the compensation of the Chief Executive Officer, the Compensation Committee may also be influenced to a significant extent by the overall performance of the Company's other executives and key employees.

In addition to the Compensation Committee's subjective determination of the factors noted above, the committee has access to, and from time to time has reviewed reports of, independent financial consultants who assimilate and evaluate the compensation of executive officers employed by companies which are generally comparable to the Company. During this year's review, the Compensation Committee elected not to consider such a report. The Compensation Committee seeks to establish base salaries that generally approximate the median range for comparable companies.

After a review of the factors discussed above, the Compensation Committee determines whether a particular executive should receive an increase in compensation, an incentive bonus under the Company's Executive Bonus Plan, a stock option or stock grant under the Company's Stock Option Plan for Key Employees, or any other compensation benefits. Since the preparation of last year's Compensation Committee Report, the committee noted that, although the Company effected certain significant strategic transactions during 1999, including the sale of the Company's brick business to Acme Brick, the Company's performance generally during this period did not meet expectations. As a result, the Compensation Committee determined to maintain Mr. Buford's base salary at $225,000 per annum, and no increases in salary for the other senior executive officers of the Company were recommended. Further, the Compensation Committee did not recommend that bonus or other incentive payments be made.


The Compensation Committee has reviewed the applicability of Section 162(m) of the Code, which disallows a tax deduction for compensation to an executive officer in excess of $1.0 million per year. The Compensation Committee does not anticipate that compensation subject to this threshold will be paid to any executive officer of the Company in the foreseeable future. The committee intends to periodically review the potential consequences of Section 162(m) and may in the future structure the performance-based portion of its executive officer compensation to comply with certain exemptions provided in Section 162(m).

Mr. Richard W. Griner
Mr. Joseph V. Mariner, Jr.
Mr. James E. Upfield
Mr. Scott K. Upfield
Mr. Larry J. Parsons


Performance Graph

The following table compares the performance of the Company's Common Stock with certain comparable indices:

[GRAPH APPEARS HERE]

	1994	1995	1996	1997	1998	1999
TEMTEX INDUSTRIES, INC.	$100.00	$ 43.63	$ 3.77	$ 31.44	$ 29.12	$ 20.47
Dow Jones Industrial	$100.00	$121.04	$150.87	$208.59	$209.92	$306.66
Dow Jones Furnishings & Appliances	$100.00	$101.67	$117.51	$145.49	$126.39	$151.88

The shares of the Company's Common Stock were previously traded on the Nasdaq Stock Market's National Market under the symbol TMTX. However, effective January 11, 2000, the Company applied to transfer its listing to the Nasdaq Stock Market's SmallCap Market because it did not then maintain certain maintenance standards required by the National Market. Specifically, the Company did not maintain a market value of public float greater than or equal to $5,000,000. Although the Company currently anticipates that its application to the SmallCap Market will be approved, there can be no assurances in this regard. The inability to list the Company's Common Stock on the SmallCap Market could adversely affect the ability or willingness of investors to purchase the Common Stock which, in turn, would likely severely affect the market liquidity of the Company's securities.


COMPENSATION OF DIRECTORS

Directors' Remuneration

Those directors who are regular salaried employees of the Company receive no additional compensation for their services as directors or as members of committees of the Board. Cash compensation currently payable to the other directors for services in that capacity consists of a retainer of $2,500 per year and a fee of $750 (in addition to travel expenses) for each day of each meeting of the Board of Directors attended. No additional retainers are paid for serving on a committee; however, if one or more committee meetings are held on a day other than one on which a Board meeting is held, committee members are paid a fee of $750 (in addition to travel expenses) for each day of such meeting or meetings.

Directors who are not regular salaried officers or employees who render services to the Company in a capacity or capacities other than that of a director (for example, as consultants or attorneys) may be compensated for such other services, and such compensation for other services shall not, except insofar as may be specified by the Company in particular cases, affect the cash compensation payable to such directors in their capacities as directors and members of committees of the Board of Directors. For the year ended August 31, 1999, the Company did not pay any additional compensation for services rendered to or for the benefit of any director, except as otherwise described in this Proxy Statement.

Stock Based Compensation

In 1990, the Company adopted the Outside Director Stock Option Plan (the "Outside Director Plan") to encourage more extensive ownership of the Common Stock, to provide incentives and to attract and retain eligible outside directors of the Company. The Outside Director Plan expired on December 31, 1999. Currently, the directors of the Company (including those who are not regular salaried employees) are eligible to receive grants of stock options under the 1999 Securities Plan. See "Approval of the Company's 1999 Omnibus Securities Plan (Item 2)."


The following table shows the number of stock options granted to outside directors from May 23, 1990 to August 31, 1999, the exercise price thereof and, the value of such options at August 31, 1999. The Outside Directors and the stock options granted thereunder expired December 31, 1999. For a discussion of the stock options granted to the outside directors under the 1999 Securities Plan, see "Approval of the Company's 1999 Omnibus Securities Plan (Item 2)."

	Options Granted	Exercise Price/Sh.	In-The-Money Options At Fiscal Year End

Joseph V. Mariner, Jr.	2,500 2,500 1,500 6,500 ====	$2.00 $1.44 $3.31	$ 625 2,025 -0- (1) $ 2,650 =====

Larry J. Parsons	2,500 2,500 1,500 6,500 ====	$2.00 $1.44 $3.31	$ 625 2,025 -0- (1) $ 2,650 =====

Scott K. Upfield	2,500 1,500 4,000 ====	$1.44 $3.31	$ 2,025 -0- $ 2,025 =====

Richard W. Griner	2,500 1,500 4,000 ====	$4.81 $3.31	$ -0- (1) -0- $ -0- =====

_________________

(1)   The Company's stock price at August 31, 1999 was below the option price.

Compensation Committee Interlocks and Insider Participation

The following persons served as members of the Company's Compensation Committee during the entire fiscal year ended August 31, 1999:

Richard W. Griner (Chairman)
Larry J. Parsons
James E. Upfield
Scott K. Upfield
Joseph V. Mariner, Jr.

Mr. James E. Upfield also serves as the Chairman of the Board of the Company. Mr. Upfield has engaged in the transactions with the Company described under the heading "Certain Transactions."


APPROVAL OF THE COMPANY'S 1999 OMNIBUS SECURITIES PLAN

(Item 2)

On October 28, 1999, the Board of Directors adopted, subject to stockholder approval, the 1999 Omnibus Securities Plan of Temtex Industries, Inc., the text of which is attached as Annex A to this Proxy Statement. Unless the 1999 Securities Plan is approved by the stockholders on or before October 28, 2000, it and all awards granted pursuant thereto will, under the terms of the plan, be null and void. The material features of the 1999 Securities Plan are discussed below, but the description is subject to, and is qualified in its entirety by, the full text of the 1999 Securities Plan. Stockholders are urged to read the 1999 Securities Plan in its entirety.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL TO APPROVE THE 1999 SECURITIES PLAN.

Purpose

The purpose of the 1999 Securities Plan is to promote the interests of the Company (including its subsidiaries) and its stockholders by using investment interests in the Company to attract, retain and motivate its management and other persons, including officers, directors, key employees and certain consultants, to encourage and reward such persons' contributions to the performance of the Company and to align their interests with the interests of the Company's stockholders. In furtherance of this purpose, the 1999 Securities Plan authorizes the granting of the following types of stock-based awards (each, an "Award"):

         stock options;
         restricted stock awards;
         unrestricted stock awards;
         performance stock awards;
         dividend equivalent rights; and
         stock appreciation rights.

Each of these types of Awards is described below under "-Awards."

A total of 175,000 shares of Common Stock (subject to adjustment as described below) are reserved for issuance under the 1999 Securities Plan. Shares of Common Stock issued under the 1999 Securities Plan may be authorized but unissued shares, or shares reacquired by the Company, including shares purchased on the open market. The unexercised, unearned or yet-to-be acquired portions of any Award that expire, terminate or are canceled, and shares of Common Stock issued pursuant to Awards under the 1999 Securities Plan that are reacquired by the Company pursuant to the terms under which such shares were issued, will again become available for the grant of further Awards.


Nothing in the l999 Securities Plan or in any Award granted pursuant to it confers upon any participant any right to continue in the employ of the Company or to interfere in any way with the right of the Company to terminate the employment of any person at any time.

The holder of an Award granted pursuant to the 1999 Securities Plan does not have any of the rights or privileges of a stockholder, except with respect to shares that have actually been issued.

Administration

The 1999 Securities Plan is administered by the Stock Plan Committee of the Board of Directors, which must be comprised solely of at least two non-employee directors, unless the board elects to opt-out of this committee requirement. The Stock Plan Committee may, but is not required to be, the same as the Compensation Committee of the Board. The Stock Plan Committee currently consists of Messrs. Griner (Chairman), Parsons, J. E. Upfield, S. K. Upfield and Mariner. The Stock Plan Committee has full authority, in its discretion, to:

         select the persons to whom Awards will be granted;
         grant Awards under the 1999 Securities Plan;
         determine the number of shares to be covered by each Award;
         determine the nature, amount, pricing, timing and other terms of the Award;
         interpret, construe and implement the provisions of the 1999 Securities Plan (including the authority      to adopt rules and regulations for carrying out the purposes of the plan); and
         terminate, modify or amend the 1999 Securities Plan.

Eligibility

Key employees (including employees who are also directors or officers), directors and certain consultants of the Company are eligible to be granted Awards under the 1999 Securities Plan at the discretion of the Stock Plan Committee. In determining the eligibility of any employee, as well as in determining the number of shares to be covered by an Award and the type or types of Awards to be made, the Stock Plan Committee may consider:

         the position, responsibilities and importance of the participant to the Company;
         and
         such other factors as the Stock Plan Committee deems relevant.

Awards

Stock Options. Incentive stock options and non-qualified stock options may be granted for such number of shares of Common Stock as the Stock Plan Committee determines, except that no participant may be granted options to acquire more than 150,000 shares of Common Stock in any one calendar year.


The exercise price for each stock option is determined by the Stock Plan Committee. Stock options must have an exercise price of at least 100% (or at least 110% in the case of incentive stock options granted to certain employees owning more than 10% of the outstanding voting stock) of the fair market value of the Common Stock on the date the stock option is granted. Under the 1999 Securities Plan, fair market value of the Common Stock for a particular date will generally be the average of the closing bid and asked prices per share for the stock as quoted by The Nasdaq SmallCap Market on such date.

No stock option may be exercised after the expiration of ten years from the date of grant (or five years in the case of incentive stock options granted to certain employees owning more than 10% of the outstanding voting stock). Pursuant to the 1999 Securities Plan, the aggregate fair market value of the Common Stock for which one or more incentive stock options granted to any participant may for the first time become exercisable as incentive stock options under the federal tax laws during any one calendar year shall not exceed $100,000.

A stock option may be exercised in whole or in part according to the terms of the applicable stock option agreement by delivery of written notice of exercise to the Company specifying the number of shares to be purchased. The exercise price for each stock option may be paid by the participant in cash or by such other means as the Stock Plan Committee may authorize. Fractional shares are not to be issued upon exercise of a stock option. The Stock Plan Committee may grant reload stock options in tandem with stock options that provide for an automatic grant of a stock option in the event a participant pays the exercise price of a stock option by delivery of Common Stock.

The Stock Plan Committee may, in its discretion, at any time after the grant of a stock option, accelerate vesting of such option as a whole or in part by increasing the number of shares then purchasable. However, the Stock Plan Committee may not increase the total number of shares subject to an option.

Subject to the foregoing and the other provisions of the 1999 Securities Plan, stock options may be exercised at such times and in such amounts and be subject to such restrictions and other terms and conditions, if any, as determined by the Stock Plan Committee.

Restricted Stock. Restricted stock may be awarded by the Stock Plan Committee subject to such terms, conditions and restrictions as it deems appropriate. Restrictions may include limitations on voting rights and transferability of the shares, restrictions based on the duration of employment or engagement with the Company, and Company or individual performance. Restricted stock may not be sold or encumbered until all restrictions are terminated or expire. In this regard, the Secretary of the Company or such other escrow holder as the Stock Plan Committee may appoint shall retain physical custody of each certificate representing restricted stock until all restrictions imposed under the applicable Award agreement shall expire or be removed.

The Stock Plan Committee may require a participant to pay the Company an amount at least equal to the par value of the Common Stock awarded to the participant. Subject to any limitations imposed by the applicable Award agreement, from the date a participant becomes the holder of record of restricted stock, a participant has all the rights of a stockholder with respect to such shares, including the right to vote the shares and to receive all dividends and other distributions paid with respect to the shares.

The 1999 Securities Plan provides that to the extent the Stock Plan Committee elects to grant an Award of restricted stock, the Award agreement applicable thereto shall, except in certain specified situations, provide the Company with the right to repurchase the restricted stock then subject to restrictions


immediately upon a termination of employment or engagement for any reason whatsoever at a cash price per share equal to the price paid by the participant for the restricted stock.

Unrestricted Stock. The Stock Plan Committee may, in its discretion, grant an Award of unrestricted stock to any eligible participant, pursuant to which such participant may receive shares of Common Stock free of any vesting restrictions under the 1999 Securities Plan. The Stock Plan Committee may also sell shares of unrestricted stock to eligible participants at a purchase price determined in its discretion. Unrestricted stock may be granted or sold in respect of past services or other valid consideration, or in lieu of any cash compensation due to such individual.

Each participant who has made an election to receive shares of unrestricted stock will have the right to defer receipt of up to 100% of such shares in accordance with rules established by the Stock Plan Committee for that purpose and such election shall be effective on the later of six months and one day from the date of such election or the beginning of the next calendar year. The deferred unrestricted stock shall be entitled to receive dividend equivalent rights (as described below) settled in shares of Common Stock.

Performance Stock Awards. The Stock Plan Committee may make performance stock awards under the 1999 Securities Plan based upon terms and conditions it deems appropriate. The Stock Plan Committee may make performance stock awards independent of or in connection with the granting of any other Award under the 1999 Securities Plan. The Stock Plan Committee, in its discretion, shall determine whether and to whom performance stock awards shall be made, the performance criteria applicable under each such Award, the periods during which performance is to be measured, and all other limitations and conditions applicable to the awarded shares. The Stock Plan Committee may utilize any of the following performance criteria when granting performance stock awards:

         net income;
         pre-tax income;
         operating income;
         cash flow;
         earnings per share;
         return on equity;
         return on invested capital or assets;
         cost reductions or savings;
         funds from operations;
         appreciation in the fair market value of the Common Stock;
         earnings before any one or more of the following: interest, taxes, depreciation or amortization; and

         such other criteria deemed appropriate by the Stock Plan Committee.

A participant receiving a performance stock award shall have the rights of a stockholder only as to shares actually received by the participant and not with respect to shares subject to the Award but not actually received. At any time prior to the participant's termination of employment (or other business relationship) by the Company, the Stock Plan Committee may, in its discretion, accelerate, waive or, subject to the other provisions of the 1999 Securities Plan, amend any and all performance criteria specified under any performance stock award.

Dividend Equivalent Rights. The Stock Plan Committee may, in its discretion, grant Awards of dividend equivalent rights to eligible participants in the 1999 Securities Plan. Dividend equivalent rights permit a participant to receive credits based on cash dividends that would be paid on the shares of Common Stock specified in the dividend equivalent right (or other Award to which it relates) if such shares were held by the participant. Dividend equivalents credited to the holder of any dividend equivalent rights may be paid currently or may be deemed to be reinvested in additional shares of Common Stock, which may thereafter accrue additional equivalents. Dividend equivalent rights may be settled in cash, shares of Common Stock, or a combination of both.

Stock Appreciation Rights. The Stock Plan Committee may, in its discretion, grant stock appreciation rights to participants in the 1999 Securities Plan. Stock appreciation rights entitle the holder, upon exercise of the right, to receive cash, Common Stock or a combination of both from the Company equal to the amount by which the fair market value of a share of Common Stock on the date of exercise exceeds the exercise price of the stock appreciation right, multiplied by the number of shares of Common Stock covered by the stock appreciation right, or portion thereof, which is exercised. The 1999 Securities Plan specifically contemplates the granting of either Coupled Stock Appreciation Rights, or CSARs, which are related to a particular stock option and are only exercisable when and to the extent the related stock option is exercisable and Independent Stock Appreciation Rights, or ISARs, which are unrelated to any stock option.

Stock appreciation rights may be granted in tandem with any other Award under the 1999 Securities Plan. In the event a CSAR is granted, it will be exercisable only to the extent the related stock option is exercisable. The exercise of the CSAR will result in the termination, to the extent of such exercise, of the related stock option and vice versa.

Effect of Termination

Unless provided otherwise in writing (which may be entered into at any time before or after termination of employment of the participant), in the event of the termination of a participant's engagement, all of the participant's unvested Awards shall terminate and all of the participant's unexercised Awards shall expire and become unexercisable as of the earlier of:

         the date such Awards would have expired in accordance with their terms had the participant remained employed or otherwise engaged by the Company;
         six months after the participant's engagement is terminated as a result of death or permanent disability; and
         ninety days after the participant's engagement is terminated for any other reason.


The Stock Plan Committee may, in its discretion, designate shorter or longer periods to exercise Awards following a participant's termination of engagement; however, any shorter periods shall be effective only if provided for in the Award agreement or is otherwise consented to by the affected participant. Awards may only be claimed to the extent that installments thereof had become exercisable on or before the date of termination of the engagement. Further, the Stock Plan Committee may, in its discretion, elect to accelerate the vesting of all or any portion of any Awards that had not vested prior to the date of termination.

Non-Transferability

No Award made under the 1999 Securities Plan may be sold, pledged or otherwise assigned in any manner other than by will or the laws of descent and distribution or, subject to the consent of the Stock Plan Committee, pursuant to a qualified domestic relations order, unless and until such Award has been exercised, or the shares underlying such Award have been issued, and all restrictions applicable to such shares have lapsed.

Adjustment

In general, the aggregate number of shares as to which Awards may be granted to participants under the 1999 Securities Plan, the number and kind of shares thereof covered by each outstanding Award, and/or the price per share thereof in each such Award will, upon a determination of the Stock Plan Committee, all be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from an increase, decrease or exchange in the outstanding shares of Common Stock or additional shares or new or different shares are distributed in respect of such shares of Common Stock, through merger, consolidation, sale or exchange of all or substantially all of the assets of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split, spin-off or other distribution with respect to such shares.

Fractional interests will not be issued upon any adjustments made by the Stock Plan Committee; however, the committee may, in its discretion, make a cash payment in lieu of any fractional shares of Common Stock issuable as a result of such adjustments.

Change in Control

The 1999 Securities Plan provides that, in the event of a change in control of the Company, outstanding Awards, whether or not vested, shall automatically terminate unless:

         the 1999 Securities Plan is continued and the outstanding Awards assumed;
         the outstanding Awards are substituted with new awards covering the securities of a successor entity; or
         the Board of Directors of the Company has otherwise provided for:
           the acceleration of the vesting of the Awards and/or


         the cancellation of the Awards and their automatic conversion into the right to receive the      consideration payable to the holders of the Common Stock as a result of the change in control

If the Awards terminate because none of the preceding actions were provided for, then each participant shall have the right, prior to the change in control event, to exercise the participant's Awards to the fullest extent, including any installments which had not previously vested.

Amendment and Termination of the Plan

The 1999 Securities Plan terminates on October 28, 2009. The 1999 Securities Plan provides that the Stock Plan Committee may at any time suspend, discontinue, revise or amend the plan and the plan as so revised or amended will govern all Awards granted thereunder, including those granted before such revision or amendment. The 1999 Securities Plan acknowledges, however, that no revision or amendment will function to alter, impair or diminish any rights or obligations under any Award previously granted (without the consent of the affected participants).

Federal Income Tax Consequences

The following is a brief summary of the principal federal income tax consequences of the grant and exercise of Awards under present law. This summary is not intended to be exhaustive and does not describe foreign, state or local tax consequences. RECIPIENTS OF AWARDS ARE ADVISED TO CONSULT THEIR PERSONAL TAX ADVISORS WITH REGARD TO ALL TAX CONSEQUENCES ARISING WITH RESPECT TO THE AWARDS.

Tax Withholding. If a distribution is made under this 1999 Securities Plan in cash, the Company will withhold taxes as required by law. If an Award is satisfied in the form of shares of the Common Stock, then no shares may be issued unless and until arrangements satisfactory to the Company have been made to satisfy any tax withholding obligations applicable with respect to such Award.

Deductibility of Awards. Company deductions for Awards granted under the 1999 Securities Plan are limited by Section 162(m) of the Internal Revenue Code of 1986 (the "Code") which generally limits the Company's deduction for non-performance based compensation to $1.0 million per year for the Company's CEO and its other four most highly compensated officers. The Company has not paid any compensation to any executive officers that was not deductible by reason of the prohibition of Section 162(m).

Incentive Stock Options. Pursuant to the 1999 Securities Plan, employees may be granted stock options which are intended to qualify as "incentive stock options" under the provisions of Section 422 of the Code. An optionee will not recognize any taxable income for federal income tax purposes upon receipt of an incentive stock option or, generally, at the time of exercise of an incentive stock option. The exercise of an incentive stock option generally will result in an increase in an optionee's taxable income for alternative minimum tax purposes.

If an optionee exercises an incentive stock option and does not dispose of the shares received in a subsequent "disqualifying disposition" (generally, a sale, gift or other transfer within two years after the date of grant of the incentive stock option or within one year after the shares are transferred to the optionee), upon disposition of the shares any amount realized in excess of the optionee's tax basis in the shares disposed of will be treated as a long-term capital gain, and any loss will be treated as a long-


term capital loss. In the event of a disqualifying disposition, the difference between the fair market value of the shares received on the date of exercise and the exercise price (limited, in the case of a taxable sale or exchange, to the excess of the amount realized upon disposition over the optionee's tax basis in the shares) will be treated as compensation received by the optionee in the year of disposition. Any additional gain will be taxable as a capital gain and any loss as a capital loss, which will be long-term or short-term depending on the length of time the optionee held the shares.

If the exercise price of an incentive stock option is paid in whole or in part with shares of Common Stock, no income gain or loss generally will be recognized by the optionee with respect to the shares of Common Stock paid as the exercise price. However, if such shares of Common Stock were received upon the exercise of an incentive stock option, the use of those shares as payment of the exercise price will be considered a disposition for purposes of determining whether there has been a disqualifying disposition of those shares.

Neither the Company nor any of its subsidiaries will be entitled to a deduction with respect to shares received by an optionee upon exercise of an incentive stock option and not disposed of in a disqualifying disposition. If an amount is treated as compensation received by an optionee because of a disqualifying disposition, the Company or one of its subsidiaries generally will be entitled to a corresponding deduction in the same amount for compensation paid.

Non-Qualified Stock Options. An optionee will not recognize any taxable income for federal income tax purposes upon receipt of a non-qualified stock option. Upon the exercise of a non-qualified stock option the amount by which the fair market value of the shares received, determined as of the date of exercise, exceeds the exercise price will be treated as compensation received by the optionee in the year of exercise. If the exercise price of a non-qualified stock option is paid in whole or in part with shares of Common Stock, (i) no income, gain or loss will be recognized by the optionee on the receipt of shares equal in value on the date of exercise to the shares delivered in payment of the exercise price, and (ii) no income, gain or loss will be recognized by the optionee with respect to the shares of Common Stock paid as the exercise price of the option. The fair market value of the remainder of the shares received upon exercise of the non-qualified stock option, determined as of the date of exercise, less the amount of cash, if any, paid upon exercise will be treated as compensation income received by the optionee on the date of exercise of the stock option. The Company or one of its subsidiaries generally will be entitled to a deduction for compensation paid in the same amount treated as compensation received by the optionee.

Reload Option Rights. An optionee should not recognize any taxable income for federal income tax purposes upon receipt of reload option rights, and a reload option should be treated as a non-qualified stock option.

Restricted Stock. A recipient of restricted stock will not recognize any taxable income for federal income tax purposes in the year of the Award, provided the shares are subject to restrictions (that is, they are non-transferable and subject to a substantial risk of forfeiture). However, the recipient may elect under Section 83(b) of the Code to recognize compensation income in the year of the Award in an amount equal to the fair market value of the shares on the date of the Award (less the amount paid by the recipient for such shares), determined without regard to the restrictions. If the recipient does not make a Section 83(b) election, the fair market value of the shares on the date the restrictions lapse (less the amount paid by the recipient for such shares) will be treated as compensation income to the recipient and will be taxable in the year the restrictions lapse. The Company or one of its subsidiaries


generally will be entitled to a deduction for compensation paid in the same amount treated as compensation income to the recipient.

Unrestricted Stock. Any shares of common stock received pursuant to an Award of unrestricted stock will be treated as compensation income received by the recipient generally in the year in which the recipient receives such shares. In each case, the amount of compensation income will equal the fair market value of the shares of Common Stock on the date compensation income is recognized (less the amount, if any, paid by the recipient for such shares). The Company or one of its subsidiaries generally will be enitled to a corresponding deduction in the same amount for compensation paid.

Performance Stock Awards. A recipient of a performance stock award will not recognize any taxable income for federal income tax purposes upon receipt of the Award. Any shares of Common Stock received pursuant to the Award will be treated as compensation income received by the recipient generally in the year in which the recipient receives such shares of Common Stock. The amount of compensation income will equal the fair market value of the shares of Common Stock on the date compensation income is recognized. The Company or one of its subsidiaries generally will be entitled to a deduction for compensation paid in the same amount treated as compensation income to the recipient.

Dividend Equivalent Rights. A recipient of dividend equivalent rights will not recognize any taxable income for federal income tax purposes upon receipt of the award. Any cash received pursuant to the Award will be treated as compensation income received by the recipient generally in the year in which the recipient receives such cash. The amount of compensation income will equal the amount of cash received. The Company or one of its subsidiaries generally will be entitled to a deduction for compensation paid in the same amount treated as compensation income to the recipient.

Stock Appreciation Rights. Recipients of stock appreciation rights do not recognize income upon the grant of such rights. When a participant elects to receive payment on an SAR, the participant recognizes ordinary income in an amount equal to the cash and fair market value of shares of Common Stock received, and the company or one of its subsidiaries generally will be entitled to a deduction for compensation paid in the same amount treated as compensation income to the recipient.

Other Tax Matters. The exercise by a recipient of a stock option, the lapse of restrictions on restricted stock, or the deemed earnout of performance stock awards following the occurrence of a change in control, in certain circumstances, may result in:

(1)    a 20% federal excise tax (in addition to federal income tax) to the recipient on certain payments of Common Stock or cash resulting from such exercise or deemed earnout of performance stock awards or, in the case of restricted stock, on all or a portion of the fair market value of the shares on the date the restrictions lapse; and

(2)     the loss of a compensation deduction which would otherwise be allowable to the Company or one of its subsidiaries as explained above.

Awards Granted Under the 1999 Securities Plan

Presently, approximately nine persons would be eligible to be considered for Awards under the 1999 Securities Plan.


It is not possible to determine the number of shares that will be awarded under the 1999 Securities Plan in the future to any particular individual. However, set forth below are the number of non-qualified stock options that have been granted since October 28, 1999, the date of adoption of the 1999 Securities Plan by the Board of Directors. No other types of Awards have as yet been granted under the 1999 Securities Plan.

Name and Position	Number of Options	Exercise Price Per Share
Joseph V. Mariner..........................................................	6,500	$1.82
Larry J. Parsons..............................................................	6,500	$1.82
Scott K. Upfield.............................................................	4,000	$1.82
Richard W. Griner.........................................................	4,000	$1.82
All current executive officers (as a group)....................	0	N/A
All current directors who are not also executive officers (as a group).................................................	21,000	$1.82
All employees, including non-executive officers (as a group)...............................................................	0	N/A

The non-qualified stock options noted above may be exercised no earlier than the date that the 1999 Securities Plan is approved by the stockholders at the Annual Meeting and no later than October 28, 2009. These options vest immediately upon the approval of the Plan by the shareholders of the corporation.

CERTAIN TRANSACTIONS

Temco Fireplace Products, Inc. ("TFPI"), a subsidiary of the Company, leases a manufacturing plant and related real property in Manchester, Tennessee from HUTCO, a California partnership of which Mr. Upfield is a general partner. The Manchester facility, which was originally subject to a five-year lease with an option to purchase between TFPI and the former owner, was acquired by HUTCO upon the assignment to it of TFPI's option to purchase following TFPI's inability to secure financing upon acceptable terms. The lease between TFPI and HUTCO was for a twenty-five year term commencing November 15, 1989 and provided for monthly rental payments of $13,020 (subject to certain scheduled rent escalations based upon increases in the consumer price index). During the 1994 fiscal year, the Company entered into a new twenty-five year lease agreement with HUTCO. The new lease agreement provided for a 30,000 square foot expansion to the facility with monthly rental payments of $21,500 that commenced on January 1, 1996. The new lease is subject to certain scheduled rent escalations based upon increases in the consumer price index.

In the opinion of management of the Company, the lease of the TFPI manufacturing facility from HUTCO was consummated on terms and conditions as favorable to the Company as terms and conditions obtainable from non-affiliated parties.


SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission and the Nasdaq Stock Market initial reports of ownership and reports of changes in ownership of the Company's Common Stock. Officers, directors and greater than ten percent stockholders are required by the regulations of the Securities and Exchange Commission to furnish the Company with copies of all Section 16(a) forms they file. To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended August 31, 1999 all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with.

STOCKHOLDER PROPOSALS FOR
2001 ANNUAL MEETING

Under current rules of the Securities and Exchange Commission, stockholders wishing to submit proposals for inclusion in the Proxy Statement of the Board of Directors for the Annual Meeting of Stockholders of the Company to be held in 2001 must submit such proposals so as to be received by the Company at 5400 LBJ Freeway, Suite 1375, Dallas, Texas 75240 on or before October 6, 2000.

MISCELLANEOUS

The Board of Directors has appointed Ernst & Young LLP as the independent auditors of the Company for the fiscal year ending August 31, 2000. Ernst & Young acted as the Company's independent auditors for the fiscal year ended August 31, 1999. A representative of Ernst & Young will attend the annual meeting of stockholders to be held March 9, 2000, will have an opportunity to make a statement, and will respond to appropriate questions from stockholders.

OTHER MATTERS

It is intended that, as to any other matter of business, which may be brought before the meeting, a vote may be cast pursuant to the accompanying proxy in accordance with the discretion of the person or persons voting the same.

Management of the Company does not know of any such other matters of business.

By Order of the Board of Directors, James E. Upfield Chairman of the Board

February 3, 2000


TEMTEX INDUSTRIES, INC

Proxy Solicited on Behalf of the Board of Directors
For Annual Meeting of Stockholders,
March 9, 2000

The undersigned hereby constitutes and appoints James E. Upfield and E. R. Buford, and either of them, each with full power of substitution and revocation, as the true and lawful attorneys and proxies of the undersigned, to attend the Annual Meeting of Stockholders of Temtex Industries, Inc. (the "Company"), to be held at the Lincoln City Club, 5440 LBJ Freeway, 3rd Floor, Dallas, Texas 75240, Petroleum Room, at 10:00 a.m. on March 9, 2000, and any adjournments thereof, and to vote the shares of Common Stock of the Company standing in the name of the undersigned with all powers the undersigned would possess if personally present at the meeting.

1) Election of Directors For [ ] All nominees named (except as marked to the contrary)	Withhold [ ] Authority to vote for all nominees named

Names of Nominees:
James E. Upfield; E. R. Buford;
Joseph V. Mariner, Jr.; Larry J. Parsons; Scott K. Upfield; Richard W. Griner (Instruction: To withhold authority to vote for any individual nominee, write the nominee's name on the following line.)
___________________________

(2) 1999 Omnibus Securities Plan of Temtex Industries, Inc.
For [  ] Against [  ] Abstain [  ]

   (3)  In their discretion to vote upon such other business as may properly come before the meeting.

(continued and to be signed on reverse)


Please sign exactly as name appears below. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated: ___________________	_______________________________________ Signature

_______________________________________ Signature (if held jointly)

No postage is required if returned in the enclosed envelope and mailed in the United States.
Stockholders who are present at the meeting may withdraw their proxy and vote in person if they so desire.


ANNEX A

TEMTEX INDUSTRIES, INC.

1999 OMNIBUS SECURITIES PLAN

Adopted Effective October 28, 1999


TABLE OF CONTENTS

ARTICLE 1. PURPOSE OF PLAN............................................................................................	1
ARTICLE 2. EFFECTIVE DATE AND TERM OF PLAN.....................................................	1
2.1 Term of Plan.............................................................................................................................	1
2.2 Effect on Awards......................................................................................................................	1
2.3 Stockholder Approval...............................................................................................................	1
ARTICLE 3. SHARES SUBJECT TO PLAN...........................................................................	1
3.1 Number of Shares....................................................................................................................	1
3.2 Source of Shares.......................................................................................................................	1
3.3 Availability of Unused Shares..................................................................................................	1
3.4 Adjustment Provisions..............................................................................................................	2
3.5 Substitute Awards.....................................................................................................................	3
ARTICLE 4. ADMINISTRATION OF PLAN..........................................................................	3
4.1 Administering Body.................................................................................................................	3
4.2 Authority of Administering Body............................................................................................	4
4.3 Eligibility..................................................................................................................................	5
4.4 No Liability...............................................................................................................................	5
4.5 Amendments.............................................................................................................................	5
4.6 Other Compensation Plans.......................................................................................................	5
4.7 Plan Binding on Successors.....................................................................................................	6
4.8 References to Successor Statutes, Regulations and Rules........................................................	6
4.9 Issuances for Compensation Purposes Only.............................................................................	6
4.10 Invalid Provisions...................................................................................................................	6
4.11 Governing Law.......................................................................................................................	6
ARTICLE 5. GENERAL AWARD PROVISIONS...................................................................	6
5.1 Participation in the Plan............................................................................................................	6
5.2 Award Agreements...................................................................................................................	7
5.3 Exercise of Awards...................................................................................................................	7
5.4 Payment for Awards................................................................................................................	7
5.5 No Employment or Other Continuing Rights...........................................................................	8
5.6 Restrictions Under Applicable Laws and Regulations.............................................................	9
5.7 Additional Conditions...............................................................................................................	10
5.8 No Privileges of Stock Ownership...........................................................................................	10
5.9 Non-Transferable......................................................................................................................	10
5.10 Information to Recipients......................................................................................................	11
5.11 Withholding Taxes..................................................................................................................	11
5.12 Legends on Common Stock Certificates................................................................................	11
5.13 Effect of Termination of Employment on Awards...........................................................................	11
5.14 Effect of Termination of Engagement on Awards - Non-employees Only............................................................................................................	12
5.15 Transfer; Leave of Absence...................................................................................................	12
5.16 Limits on Awards to Certain Eligible Persons.......................................................................	13
ARTICLE 6. STOCK OPTIONS................................................................................................	13
6.1 Nature of Stock Options...........................................................................................................	13
6.2 Option Exercise Price..............................................................................................................	13
6.3 Option Period and Vesting........................................................................................................	14
6.4 Special Provisions Regarding Incentive Stock Options...........................................................	14
6.5 Reload Options.........................................................................................................................	14
6.6 Restrictions...............................................................................................................................	15
A-I

ARTICLE 7. RESTRICTED STOCK AWARDS.....................................................................	15
7.1 Nature of Restricted Stock Awards.........................................................................................	15
7.2 Rights as Stockholders..............................................................................................................	15
7.3 Restriction.................................................................................................................................	15
7.4 Repurchase or Restricted Stock...............................................................................................	16
7.5 Escrows.....................................................................................................................................	16
7.6 Vesting of Restricted Stock.....................................................................................................	16
7.7 Waiver, Deferral and Reinvestment of Dividends...................................................................	16
ARTICLE 8. UNRESTRICTED STOCK AWARDS...............................................................	16
8.1 Grant or Sale of Unrestricted Stock.........................................................................................	16
ARTICLE 9. PERFORMANCE STOCK AWARDS................................................................	17
9.1 Nature of Performance Stock Awards.....................................................................................	17
9.2 Rights as a Stockholder............................................................................................................	17
9.3 Acceleration, Waiver, Etc.........................................................................................................	17
ARTICLE 10. DIVIDEND EQUIVALENT RIGHTS..............................................................	17
10.1 Dividend Equivalent Rights...................................................................................................	17
10.2 Interest Equivalents................................................................................................................	18
ARTICLE 11. STOCK APPRECIATION RIGHTS.................................................................	18
11.1 Grant of Stock Appreciation Rights.......................................................................................	18
11.2 Coupled Stock Appreciation Rights.......................................................................................	18
11.3 Independent Stock Appreciation Rights.................................................................................	18
11.4 Payment and Limitations on Exercise....................................................................................	19
ARTICLE 12. REORGANIZATIONS.......................................................................................	19
12.1 Corporate Transactions Not Involving a Change in Control.................................................	19
12.2 Corporate Transactions Involving a Change in Control.......................................................	20
ARTICLE 13. DEFINITIONS.....................................................................................................	20

A-ii


TEMTEX INDUSTRIES, INC.

1999 OMNIBUS SECURITIES PLAN
_______________________________________________________

1.     PURPOSE OF PLAN

The Company has adopted this Plan to promote the interests of the Company, its Affiliated Entities and its stockholders by using investment interests in the Company to attract, retain and motivate its management and other persons, including officers, directors, key employees and certain consultants, to encourage and reward such persons' contributions to the performance of the Company and to align their interests with the interests of the Company's stockholders. Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in Article 13.

2.      EFFECTIVE DATE AND TERM OF PLAN

        2.1     Term of Plan. This Plan became effective as of the Effective Date and shall continue in effect until the Expiration Date, at which time this Plan shall automatically terminate.

        2.2     Effect on Awards  Awards may be granted during the Plan Term, but no Awards may be granted after the Plan Term. Notwithstanding the foregoing, each Award properly granted under this Plan during the Plan Term shall remain in effect after termination of this Plan until such Award has been exercised, terminated or expired, as applicable, in accordance with its terms and the terms of this Plan.

        2.3     Stockholder Approval  This Plan shall be approved by the Company's stockholders within twelve (12) months after the Effective Date. The effectiveness of any Awards granted prior to such stockholder approval shall be specifically subject to, and conditioned upon, such stockholder approval.

3.      SHARES SUBJECT TO PLAN

        3.1     Number of Shares.  The maximum number of shares of Common Stock reserved and available for issuance under this Plan shall be 175,000, subject to adjustment as set forth in Section 3.4.

        3.2     Source of Shares  The Common Stock to be issued under this Plan will be made available, at the discretion of the Board, either from authorized but unissued shares of Common Stock or from previously issued shares of Common Stock reacquired by the Company, including without limitation, shares purchased on the open market.

        3.3     Availability of Unused Shares  Shares of Common Stock underlying unexercised, unearned or yet-to-be acquired portions of any Award granted under this Plan that expire, terminate or are canceled, and shares of Common Stock issued pursuant to Awards under this Plan that are reacquired by the Company pursuant to the terms under which such shares were issued, will again become available for the grant of further Awards under this Plan. Notwithstanding the provisions of this Section 3.3, no shares of Common Stock may again be optioned, granted or awarded if such action would cause an Incentive Stock Option to fail to qualify as an incentive stock option under Section 422 of the IRC.


       3.4     Adjustment Provisions

               (a)     If (i) the outstanding shares of Common Stock of the Company are increased, decreased or exchanged for a different number or kind of shares or other securities, or if additional shares or new or different shares or other securities are distributed in respect of such shares of Common Stock (or any stock or securities received with respect to such Common Stock), through merger, consolidation, sale or exchange of all or substantially all of the assets of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split, spin-off or other distribution with respect to such shares of Common Stock (or any stock or securities received with respect to such Common Stock), or (ii) the value of the outstanding shares of Common Stock of the Company is reduced by reason of an extraordinary cash dividend, an appropriate and proportionate adjustment may be made in (1) the maximum number and kind of shares or securities available for issuance under this Plan, (2) the number and kind of shares or other securities that can be granted to any one individual Recipient under his or her Awards, (3) the number and kind of shares or other securities subject to then outstanding Awards under this Plan, and/or (4) the price for each share or other unit of any other securities subject to then outstanding Awards under this Plan, without changing the aggregate exercise price (i.e., the exercise price multiplied by the number of securities comprising such Awards) as to which such Awards remain exercisable.

               (b)     No fractional interests will be issued under this Plan resulting from any adjustments, but the Administering Body, in its sole discretion, may make a cash payment in lieu of any fractional shares of Common Stock issuable as a result of such adjustments.

               (c)     To the extent any adjustments relate to stock or securities of the Company, such adjustments shall be made by the Administering Body, whose determination in that respect shall be final, binding and conclusive.

               (d)     The grant of Awards pursuant to this Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or any part of its business or assets.

               (e)      No adjustment to the terms of an Incentive Stock Option shall be made unless such adjustment either (i) would not cause such Incentive Stock Option to lose its


status as an incentive stock option under the provisions of the IRC or (ii) is agreed to in writing by the Administering Body and the Recipient.

      3.5     Substitute AwardsThe Administering Body may grant Awards under this Plan in substitution for stock and stock based Awards held by employees of another corporation who become employees of the Company or a Subsidiary Corporation as a result of a merger or consolidation of the employing corporation with the Corporation or a Subsidiary Corporation or the acquisition by the Company or a Subsidiary Corporation of property or stock of the employing corporation. The Administering Body may direct that the substitute Awards be granted on such terms and conditions as the Administering Body considers appropriate in the circumstances.

4.     ADMINISTRATION OF PLAN

       4.1     Administering Body.

(a)     Subject to the provisions of Section 4.1(b)(ii), this Plan shall be administered by the Board or by the Stock Plan Committee of the Board appointed pursuant to Section 4.1(b). The Stock Plan Committee may (but is not required to be), in the discretion of the Board, the same as the compensation committee of the Board.

        (b)

     (i)     The Board in its sole discretion may from time to time appoint a Stock Plan Committee of not less than two (2) Board members to administer this Plan and, subject to applicable law, to exercise all of the powers, authority and discretion of the Board under this Plan. The Board may from time to time increase or decrease (but not below two (2)) the number of members of the Stock Plan Committee, remove from membership on the Stock Plan Committee all or any portion of its members, and/or appoint such person or persons as it desires to fill any vacancy existing on the Stock Plan Committee, whether caused by removal, resignation or otherwise. The Board may disband the Stock Plan Committee at any time and thereby revest in the Board the administration of this Plan.

     (ii)     Notwithstanding the foregoing provisions of this Section 4.1(b) to the contrary, upon becoming and so long as the Company remains an Exchange Act Registered Company and has not, by action of the Board, elected to opt out of the provisions of this Section 4.1(b)(ii), (1) the Board shall appoint the Stock Plan Committee, (2) this Plan shall be administered by the Stock Plan Committee and (3) each member of the Stock Plan Committee shall be a Non-employee Director, and, in addition, if Awards are to be made to persons subject to Section 162(m) of the IRC and such Awards are intended to constitute Performance-Based Compensation, then each member of the Stock Plan Committee shall, in addition to being a Non-employee Director, be an Outside Director.


     (iii)     The Stock Plan Committee shall report to the Board the names of Eligible Persons granted Awards, the precise type of Award granted, the number of shares of Common Stock issuable pursuant to such Award and the terms and conditions of each such Award.

        4.2     Authority of Administering Body

                (a)     Subject to the express provisions of this Plan, the Administering Body shall have the power to interpret and construe this Plan and any agreements or other documents defining the rights and obligations of the Company and such Eligible Persons who have been granted Awards hereunder and thereunder, to determine all questions arising hereunder and thereunder, to adopt and amend such rules and regulations for the administration hereof and thereof as it may deem desirable, and otherwise to carry out the terms of this Plan and such agreements and other documents. The interpretation and construction by the Administering Body of any provisions of this Plan or of any Award shall be conclusive and binding. Any action taken by, or inaction of, the Administering Body relating to this Plan or any Award shall be within the absolute discretion of the Administering Body and shall be conclusive and binding upon all persons. Subject only to compliance with the express provisions hereof, the Administering Body may act in its absolute discretion in matters related to this Plan and any and all Awards.

        (b)     Subject to the express provisions of this Plan, the Administering Body may from time to time, in its discretion, select the Eligible Persons to whom, and the time or times at which, such Awards shall be granted, the nature of each Award, the number of shares of Common Stock that comprise or underlie each Award, the period for the purchase or exercise of each Award, as applicable, the Performance Criteria applicable to the Award, if any, and such other terms and conditions applicable to each individual Award as the Administering Body shall determine. The Administering Body may grant, at any time, new Awards to an Eligible Person who has previously received Awards whether such prior Awards are still outstanding, have previously been canceled, disposed of or exercised as a whole or in part, as applicable, or are canceled in connection with the issuance of new Awards. The Administering Body may grant Awards singly, in combination or in tandem with other Awards, as it determines in its discretion. Any and all terms and conditions of the Awards, including the purchase or exercise price, as the case may be, may be established by the Administering Body without regard to existing Awards.

       (c)     Any action of the Administering Body with respect to the administration of this Plan shall be taken pursuant to a majority vote of the authorized number of members of the Administering Body or by the unanimous written consent of its members; provided, however, that (i) if the Administering Body is the Stock Plan Committee and consists of two (2) members, then actions of the Administering Body must be unanimous and (ii) if the Administering Body is the Board, actions taken at a meeting of the Board shall be valid if approved by directors constituting a majority of the required quorum for such meeting.


       4.3     Eligibility  Only Eligible Persons shall be eligible to receive Awards under this Plan as shall be selected from time to time by the Administering Body, in its sole and absolute discretion.

        4.4     No Liability  No member of the Board or the Stock Plan Committee or any designee thereof will be liable for any action or inaction with respect to this Plan or any Award or any transaction arising under this Plan or any Award, except in circumstances constituting bad faith of such member.

        4.5     Amendments

        (a)     The Administering Body may, insofar as permitted by applicable law, rule or regulation, from time to time suspend or discontinue this Plan or revise or amend it in any respect whatsoever, and this Plan as so revised or amended will govern all Awards hereunder, including those granted before such revision or amendment; provided, however, that no such revision or amendment shall alter, impair or diminish any rights or obligations under any Award previously granted under this Plan, without the written consent of the Recipient. Without limiting the generality of the foregoing, the Administering Body is authorized to amend this Plan to comply with or take advantage of amendments to applicable laws, rules or regulations, including amendments to the Securities Act, Exchange Act or the IRC or any rules or regulations promulgated thereunder. No stockholder approval of any amendment or revision shall be required unless (i) such approval is required by applicable law, rule or regulation or (ii) an amendment or revision to this Plan is required by any stock exchange or automated quotation system then listing the shares of Common Stock.

        (b)     The Administering Body may, with the written consent of a Recipient, make such modifications in the terms and conditions of an Award as it deems advisable. Without limiting the generality of the foregoing, the Administering Body may, in its discretion with the written consent of Recipient, at any time and from time to time after the grant of any Award (i) accelerate or extend the vesting or exercise period of any Award as a whole or in part, (ii) adjust or reduce the purchase or exercise price, as applicable, of Awards held by such Recipient by cancellation of such Awards and granting of Awards at lower purchase or exercise prices or by modification, extension or renewal of such Awards and (iii) reduce or otherwise modify the Performance Criteria applicable to any Award. In the case of Incentive Stock Options, Recipients acknowledge that extensions of the exercise period may result in the loss of the favorable tax treatment afforded incentive stock options under Section 422 of the IRC.

               (c)     Except as otherwise provided in this Plan or in the applicable Award Agreement, no amendment, revision, suspension or termination of this Plan will, without the written consent of the Recipient, alter, terminate, impair or adversely affect any right or obligation under any Award previously granted under this Plan.

        4.6     Other Compensation Plans  The adoption of this Plan shall not affect any other stock option, securities purchase, incentive or other compensation plans in effect for the


Company, and this Plan shall not preclude the Company from establishing any other forms of incentive or other compensation for Employees, Directors, Consultants or others, whether or not approved by stockholders.

        4.7     Plan Binding on Successors  This Plan shall be binding upon the successors and assigns of the Company.

        4.8     References to Successor Statutes, Regulations and Rules.  Any reference in this Plan to a particular statute, regulation or rule shall also refer to any successor provision of such statute, regulation or rule.

        4.9     Issuances for Compensation Purposes Only   . This Plan constitutes an "employee benefit plan" as defined in Rule 405 promulgated under the Securities Act. Awards to eligible Employees or Directors shall be granted for any lawful consideration, including compensation for services rendered, promissory notes or otherwise. Awards to Consultants shall be granted only in exchange for bona fide services rendered by such consultants or advisors and such services must not be in connection with the offer and sale of securities in a capital-raising transaction.

        4.10     Invalid Provisions  In the event that any provision of this Plan is found to be invalid or otherwise unenforceable under any applicable law, such invalidity or unenforceability shall not be construed as rendering any other provisions contained herein invalid or unenforceable, and all such other provisions shall be given full force and effect to the same extent as though the invalid and unenforceable provision were not contained herein.

        4.11     Governing Law  This Agreement shall be governed by and interpreted in accordance with the internal laws of the State of Delaware, without giving effect to the principles of the conflicts of laws thereof.

5.      GENERAL AWARD PROVISIONS

        5.1     Participation in the Plan

                (a)     A person shall be eligible to receive Award grants under this Plan if, at the time of the grant of such Award, such person is an Eligible Person.

                (b)     Incentive Stock Options may be granted only to Employees meeting the employment requirements of Section 422 of the IRC.

                (c)     Notwithstanding anything to the contrary herein, the Administering Body may, in order to fulfill the purposes of this Plan, modify grants of Awards to Recipients who are foreign nationals or employed outside of the United States to recognize differences in applicable law, tax policy or local custom.


        5.2     Award Agreements

                (a)     Each Award granted under this Plan shall be evidenced by an Award Agreement, which shall be duly executed on behalf of the Company and by the Recipient or, in the Administering Body's discretion, a confirming memorandum issued by the Company to the Recipient setting forth such terms and conditions applicable to such Award as the Administering Body may in its discretion determine. Award Agreements may but need not be identical and shall comply with and be subject to the terms and conditions of this Plan, a copy of which shall be provided to each Recipient and incorporated by reference into each Award Agreement. Any Award Agreement may contain such other terms, provisions and conditions not inconsistent with this Plan as may be determined by the Administering Body.

               (b)     In case of any conflict between this Plan and any Award Agreement, this Plan shall control.

               (c)     In consideration of the granting of an Award under the Plan, if requested by the Company, the Recipient shall agree, in the Award Agreement, to remain in the employ of (or to consult for or to serve as a Non-employee Director of, as applicable) the Company or any Affiliated Entity for a period of at least one (1) year (or such shorter period as may be fixed in the Award Agreement or by action of the Administering Body following grant of the Award) after the Award is granted (or, in the case of a Non-employee Director, until the next annual meeting of stockholders of the Company).

        5.3     Exercise of Awards  No Award granted hereunder shall be issuable or exercisable except in respect of whole shares, and fractional share interests shall be disregarded. Not less than 100 shares of Common Stock (or such other amount as is set forth in the applicable Award Agreement) may be purchased at one time and Stock Options, or other Awards, as applicable, must be purchased or exercised, as applicable, in multiples of 100 unless the number purchased is the total number at the time available for purchase under the terms of the Award. An Award shall be deemed to be claimed or exercised when the Secretary or other designated official of the Company receives appropriate written notice, on such form acceptable to the Company, from the Recipient, together with payment of the applicable purchase or exercise price made in accordance with the Award Agreement and any amounts required under Section 5.11. Notwithstanding any other provision of this Plan, the Administering Body may impose, by rule and/or in Award Agreements, such conditions upon the exercise of Awards (including without limitation conditions limiting the time of exercise to specified periods) as may be required to satisfy applicable regulatory requirements, including without limitation Rule 16b-3 and Rule 10b-5 under the Exchange Act, and any amounts required under Section 5.11 or other applicable section of or regulation under the IRC.

5.4    Payment for Awards

       (a)     Awards requiring payment of a purchase or exercise price shall be payable upon the exercise of such Award pursuant to any Award granted hereunder by delivery of


legal tender of the United States or payment of such other consideration as the Administering Body may from time to time deem acceptable in any particular instance.

       (b)     The Company may assist any person to whom Awards are granted hereunder (including without limitation any Employee, Director or Consultant of the Company) in the payment of the exercise price or other amounts payable in connection with the receipt or exercise of such Award, by lending such amounts to such person on such terms and at such rates of interest and upon such security (if any) as shall be approved by the Administering Body.

       (c)     In the discretion of the Administering Body, payments for purchase or exercise of Awards may be by matured capital stock of the Company (i.e., owned longer than six (6) months) delivered in transfer to the Company by or on behalf of the person exercising the Award and duly endorsed in blank or accompanied by stock powers duly endorsed in blank, with signatures guaranteed in accordance with the Exchange Act if required by the Administering Body (valued at Fair Market Value as of the exercise date), or such other consideration as the Administering Body may from time to time in the exercise of its discretion deem acceptable in any particular instance; provided, however, that the Administering Body may, in the exercise of its discretion, (i) allow exercise of Stock Options in a broker-assisted or similar transaction in which the exercise price is not received by the Company until promptly after exercise, and/or (ii) allow the Company to loan the applicable purchase or exercise price to the Recipient, if the purchase or exercise will be followed by a prompt sale of some or all of the underlying shares and a portion of the sale proceeds is dedicated to full payment of the purchase or exercise price and amounts required pursuant to Section 5.11.

        5.5     No Employment or Other Continuing Rights   Nothing contained in this Plan (or in any Award Agreement or in any other agreement or document related to this Plan or to Awards granted hereunder) shall confer upon any Eligible Person or Recipient any right to continue in the employ (or other business relationship) of the Company or any Affiliated Entity or constitute any contract or agreement of employment or engagement, or interfere in any way with the right of the Company or any Affiliated Entity to reduce such person's compensation or other benefits or to terminate the employment or engagement of such Eligible Person or Recipient, with or without cause. Except as expressly provided in this Plan or in any Award Agreement pursuant to this Plan, the Company shall have the right to deal with each Recipient in the same manner as if this Plan and any such Award Agreement did not exist, including without limitation with respect to all matters related to the hiring, retention, discharge, compensation and conditions of the employment or engagement of the Recipient. Any questions as to whether and when there has been a termination of a Recipient's employment or engagement, the reason (if any) for such termination, and/or the consequences thereof under the terms of this Plan or any statement evidencing the grant of Awards pursuant to this Plan shall be determined by the Administering Body, and the Administering Body's determination thereof shall be final and binding.


5.6     Restrictions Under Applicable Laws and Regulations.

        (a)     All Awards granted under this Plan shall be subject to the requirement that, if at any time the Company shall determine, in its discretion, that the listing, registration or qualification of the shares subject to any such Award granted under this Plan upon any securities exchange or under any federal, state or foreign law, or the consent or approval of any government regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such Awards or the issuance, if any, or purchase of shares in connection therewith, such Awards may not be granted or exercised as a whole or in part unless and until such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company. During the term of this Plan, the Company will use reasonable efforts to seek to obtain from the appropriate regulatory agencies any requisite qualifications, consents, approvals or authorizations in order to issue and sell such number of shares of its Common Stock as shall be sufficient to satisfy the requirements of this Plan. The inability of the Company to obtain from any such regulatory agency having jurisdiction thereof the qualifications, consents, approvals or authorizations deemed by the Company to be necessary for the lawful issuance and sale of any shares of its Common Stock hereunder shall relieve the Company of any liability in respect of the nonissuance or sale of such stock as to which such requisite authorization shall not have been obtained.

        (b)     The Company shall be under no obligation to register or qualify the issuance of Awards or underlying shares of Common Stock under the Securities Act or applicable state securities laws. Unless the shares of Common Stock applicable to any such Award have been registered under the Securities Act and qualified or registered under applicable state securities laws, the Company shall be under no obligation to issue any shares of Common Stock covered by any Award unless the Award and underlying shares of Common Stock, as applicable, may be issued pursuant to applicable exemptions from such registration or qualification requirements. In connection with any such exempt issuance, the Administering Body may require the Recipient to provide a written representation and undertaking to the Company, satisfactory in form and scope to the Company and upon which the Company may reasonably rely, that such Recipient is acquiring such securities for his or her own account as an investment and not with a view to, or for sale in connection with, the distribution of any such shares of stock, and that such person will make no transfer of the same except in compliance with any rules and regulations in force at the time of such transfer under the Securities Act and other applicable law, and that if shares of stock are issued without such registration, a legend to this effect (together with any other legends deemed appropriate by the Administering Body) may be endorsed upon the securities so issued. The Company may also order its transfer agent to stop transfers of such securities. The Administering Body may also require the Recipient to provide the Company such information and other documents as the Administering Body may request in order to satisfy the Administering Body as to the investment sophistication and experience of the Recipient and as to any other conditions for compliance with any such exemptions from registration or qualification.


        5.7     Additional Conditions. Any Award may also be subject to such other provisions (whether or not applicable to any other Award or Eligible Person) as the Administering Body determines appropriate including without limitation (a) provisions to assist the Recipient in financing the purchase of Common Stock issuable as a result of such Award, (b) provisions for the forfeiture of or restrictions on resale or other disposition of shares of Common Stock acquired under any form of benefit, (c) provisions giving the Company the right to repurchase shares of Common Stock acquired under any form of benefit in the event the Recipient elects to dispose of such shares, and (d) provisions to comply with federal and state securities laws and federal and state income tax withholding requirements.

        5.8    No Privileges of Stock Ownership. Except as otherwise set forth herein, a Recipient shall have no rights as a stockholder with respect to any shares issuable or issued in connection with an Award until the date of the receipt by the Company of all amounts payable in connection with the purchase or exercise, as applicable, of the Award, the satisfaction or waiver of all applicable Performance Criteria and performance by the Recipient of all obligations applicable thereto. Status as an Eligible Person shall not be construed as a commitment that any Award will be granted under this Plan to an Eligible Person or to Eligible Persons generally. No person shall have any right, title or interest in any fund or in any specific asset (including shares of capital stock) of the Company by reason of any Award granted hereunder. Neither this Plan (nor any documents related hereto) nor any action taken pursuant hereto (or thereto) shall be construed to create a trust of any kind or a fiduciary relationship between the Company and any Person. To the extent that any Person acquires a right to receive Awards hereunder, such right shall be no greater than the right of any unsecured general creditor of the Company.

        5.9     Non-Transferable.

        (a)     No Award under the Plan may be sold, pledged, assigned or transferred in any manner other than by will or the laws of descent and distribution or, subject to the consent of the Administering Body, pursuant to a DRO, unless and until such Award has been exercised, or the shares underlying such Award have been issued, and all restrictions applicable to such shares have lapsed. No Award or interest or right therein shall be subject to liability for the debts, contracts or engagements of the Recipient or his or her successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect, except to the extent that such disposition is permitted by the preceding sentence.

        (b)     During the lifetime of the Recipient, only he or she may exercise an Option or other Award (or any portion thereof) granted to him or her under the Plan, unless it has been disposed of with the consent of the Administering Body pursuant to a DRO. After the death of the Recipient, any exercisable portion of an Option or other Award may, prior to the time when such portion becomes unexercisable under the Plan or the applicable Award Agreement, be exercised by his personal representative or by any person empowered to do so under the deceased Recipient's will or under the then applicable laws of descent and distribution.

5.10    Information to Recipients

        (a)     The Administering Body in its sole discretion shall determine what, if any, financial and other information shall be provided to Recipients and when such financial and other information shall be provided after giving consideration to applicable federal and state laws, rules and regulations, including without limitation applicable federal and state securities laws, rules and regulations.

        (b)     The furnishing of financial and other information that is confidential to the Company shall be subject to the Recipient's agreement that the Recipient shall maintain the confidentiality of such financial and other information, shall not disclose such information to third parties, and shall not use the information for any purpose other than evaluating an investment in the Company's securities under this Plan. The Administering Body may impose other restrictions on the access to and use of such confidential information and may require a Recipient to acknowledge the Recipient's obligations under this Section 5.10(b) (which acknowledgment shall not be a condition to the Recipient's obligations under this Section 5.10(b)).

        5.11     Withholding Taxes  Whenever the granting, vesting or exercise of any Award granted under this Plan, or the transfer of any shares issued upon exercise of any Award, gives rise to tax or tax withholding liabilities or obligations, the Administering Body shall have the right to require the Recipient to remit to the Company an amount sufficient to satisfy any federal, state and local withholding tax requirements prior to issuance of such shares. The Administering Body may, in the exercise of its discretion, allow satisfaction of tax withholding requirements by accepting delivery of stock of the Company (or by withholding a portion of the stock otherwise issuable in connection with such Awards).

        5.12     Legends on Common Stock Certificates. Each certificate representing shares acquired as a result of any Award granted hereunder shall be endorsed with all legends, if any, required by applicable federal and state securities and other laws to be placed on the certificate. The determination of which legends, if any, shall be placed upon such certificates shall be made by the Administering Body in its sole discretion and such decision shall be final and binding.

5.13     Effect of Termination of Employment on Awards - Employees Only

         (a)     Termination. Subject to Section 5.13(b), and except as otherwise provided in a written agreement between the Company and the Recipient, which may be entered into at any time before or after termination of employment of the Recipient, in the event of the termination of an Employee Recipient's employment, all of the Recipient's unvested Awards shall terminate and all of the Recipient's unexercised Awards shall expire and become unexercisable as of the earlier of (A) the date such Awards would have expired in accordance with their terms had the Recipient remained employed and (B) (i) six (6) months after the Recipient's engagement is terminated as a result of death


or Permanent Disability and (ii) ninety (90) days after Recipient's engagement is terminated for any other reason.

        (b)     Alteration of Vesting and Exercise Periods. Notwithstanding anything to the contrary in Section 5.13(a), the Administering Body may in its discretion designate shorter or longer periods to claim or otherwise exercise Awards following a Recipient's termination of employment; provided, however, that any shorter periods determined by the Administering Body shall be effective only if provided for in the instrument that evidences the grant to the Recipient of such Award or if such shorter period is agreed to in writing by the Recipient. Notwithstanding anything to the contrary herein, Awards shall be claimed or exercisable by a Recipient following such Recipient's termination of employment only to the extent that installments thereof had become exercisable on or prior to the date of such termination; and provided, further, that the Administering Body may, in its discretion, elect to accelerate the vesting of all or any portion of any Awards that had not vested on or prior to the date of such termination.

        5.14     Effect of Termination of Engagement on Awards - Non-Employees Only.

         (a)     Termination. Subject to Section 5.14(b), and except as otherwise provided in a written agreement between the Company and the Recipient, which may be entered into at any time before or after termination of engagement of the Recipient, in the event of the termination of any non-Employee Recipient's engagement (including, Directors and Consultants), all of the Recipient's unvested Awards shall terminate and all of the Recipient's unexercised Awards shall expire and become unexercisable as of the earlier of (A) the date such Awards would have expired in accordance with their terms had the Recipient remained engaged by the Company and (B)(i) six (6) months after Recipient's engagement is terminated as a result of death or Permanent Disability and (ii) ninety (90) days after Recipient's engagement is terminated for any other reason.

         (b)     Alternation of Vesting and Exercise Periods. Notwithstanding anything to the contrary in Section 5.14(a), the Administering Body may, in its discretion, designate shorter or longer periods to claim or otherwise exercise Awards following a non-Employee Recipient's termination of engagement; provided, however, that any shorter periods determined by the Administering Body shall be effective only if provided for in the instrument that evidences the grant to the Recipient of such Award or if such shorter period is agreed to in writing by the Recipient. Notwithstanding anything to the contrary herein, awards shall be claimed or exercisable by a Recipient following such Recipient's termination of engagement only to the extent that the installments thereof had become exercisable on or prior to the date of such termination; and provided further, that the Administering Body may, in its discretion, elect to accelerate the vesting of all or any portion of any Awards that had not vested on or prior to the date of such termination.

        5.15     Transfer; Leave of Absence. For purposes of this Plan, the transfer by a Recipient to the employment or engagement of (i) the Company from a Subsidiary Corporation, (ii) from the Company to a Subsidiary Corporation or (iii) from one Subsidiary Corporation to another Subsidiary Corporation (including, with respect to Consultants, the assignment between


the Company and a Subsidiary Corporation or between two Subsidiary Corporations, as applicable, of an agreement pursuant to which such services are rendered) or, with respect solely to Employees, an approved leave of absence for military service, sickness, or for any other purpose approved by the Company, shall not be deemed a termination. In the case of any Employee on an approved leave of absence, the Administering Body may make such provision respecting continuance of Awards as the Administering Body in its discretion deems appropriate, except that in no event shall a Stock Option or other Award be exercisable after the date such Award would expire in accordance with its terms had the Recipient remained continuously employed.

        5.16     Limits on Awards to Certain Eligible Persons

         (a)     Limitations Applicable to Section 162(m) Participants. Notwithstanding any other provision of this Plan, in order for the compensation attributable to Awards hereunder to qualify as Performance-Based Compensation, no one Eligible Person shall be granted any one or more Awards with respect to more than 150,000 shares of Common Stock in any one calendar year. The limitation set forth in this Section 5.16 shall be subject to adjustment as provided in Section 3.4 and under Article 11, but only to the extent such adjustment would not affect the status of compensation attributable to Awards hereunder as Performance-Based Compensation.

         (b)     Limitations Applicable to Section 16 Persons.  Notwithstanding any other provision of this Plan, the Plan, and any Award granted or awarded to any individual who is then subject to Section 16 of the Exchange Act, shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3 of the Exchange Act) that are requirements for the application of such exemptive rule. To the extent permitted by applicable law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.

6.      STOCK OPTIONS

        6.1     Nature of Stock Options  Subject to the limitations provided otherwise herein, Stock Options may be Incentive Stock Options or Non-qualified Stock Options.

        6.2     Option Exercise Price  The exercise price for each Stock Option shall be determined by the Administering Body as of the date such Stock Option is granted. The exercise price shall be no less than the Fair Market Value of the Common Stock subject to the Option. The Administering Body may, with the consent of the Recipient and subject to compliance with statutory or administrative requirements applicable to Incentive Stock Options, amend the terms of any Stock Option to provide that the exercise price of the shares remaining subject to the Stock Option shall be reestablished at a price not less than 100% of the Fair Market Value of the Common Stock on the effective date of the amendment. No modification of any other term or provision of any Stock Option that is amended in accordance with the foregoing shall be required, although the Administering Body may, in its discretion, make such further modifications of any such Stock Option as are not inconsistent with this Plan.


        6.3     Option Period and Vesting  Stock Options granted hereunder shall vest and may be exercised as determined by the Administering Body, except that exercise of such Stock Options after termination of the Recipient's employment or engagement shall be subject to Section 5.13 or 5.14, as the case may be. Each Stock Option granted hereunder and all rights or obligations thereunder shall expire on such date as shall be determined by the Administering Body, but not later than ten (10) years after the date the Stock Option is granted and shall be subject to earlier termination as provided herein or in the Award Agreement. The Administering Body may, in its discretion at any time and from time to time after the grant of a Stock Option, accelerate vesting of such Option as a whole or in part by increasing the number of shares then purchasable, provided that the total number of shares subject to such Stock Option may not be increased. Except as otherwise provided herein, a Stock Option shall become exercisable, as a whole or in part, on the date or dates specified by the Administering Body and thereafter shall remain exercisable until the expiration or earlier termination of the Stock Option.

        6.4     Special Provisions Regarding Incentive Stock Options

        (a)     Notwithstanding anything in this Article 6 to the contrary, the exercise price and vesting period of any Stock Option intended to qualify as an Incentive Stock Option shall comply with the provisions of Section 422 of the IRC and the regulations thereunder. As of the Effective Date, such provisions require, among other matters, that (i) the exercise price must not be less than the Fair Market Value of the underlying stock as of the date the Incentive Stock Option is granted, and not less than 110% of the Fair Market Value as of such date in the case of a grant to a Significant Stockholder; and (ii) that the Incentive Stock Option not be exercisable after the expiration of five (5) years from the date of grant in the case of an Incentive Stock Option granted to a Significant Stockholder.

        (b)     The aggregate Fair Market Value (determined as of the respective date or dates of grant) of the Common Stock for which one or more Incentive Stock Options granted to any Recipient under this Plan (or any other option plan of the Company or any of its Subsidiary Corporations or affiliates) may for the first time become exercisable as Incentive Stock Options under the federal tax laws during any one calendar year shall not exceed $100,000.

        (c)     Any Options granted as Incentive Stock Options pursuant to this Plan that for any reason fail or cease to qualify as such shall be treated as Non-qualified Stock Options.

        6.5     Reload Options  At the discretion of the Administering Body, Stock Options granted pursuant to this Plan may include a "reload" feature pursuant to which a Recipient exercising an Option by the delivery of a number of shares of matured capital stock in accordance with Section 5.4(c) hereof and the Award Agreement would automatically be granted an additional Option (with an exercise price equal to the Fair Market Value of the Common Stock on the date the additional Option is granted and with the same expiration date as the original Option being exercised, and with such other terms as the Administering Body


may provide) to purchase that number of shares of Common Stock equal to the number delivered to exercise the original Option.

        6.6     Restrictions The Administering Body, in its sole and absolute discretion, may impose such restrictions on the ownership and transferability of the shares purchasable upon the exercise of an Option as it deems appropriate. Any such restriction shall be set forth in the respective Award Agreement and may be referred to on the certificates evidencing such shares. The Recipient shall give the Company prompt notice of any disposition of shares of Common Stock required by exercise of an Incentive Stock Option within (i) two years from the date of granting (including the date the Option is modified, extended or renewed for purposes of section 424(h) of the IRC) such Option to such Recipient or (ii) one year after the transfer of such shares to such Recipient.

7.     RESTRICTED STOCK AWARDS

       7.1     Nature of Restricted Stock Awards. The Administering Body may grant Restricted Stock Awards to any Eligible Person. A Restricted Stock Award is an Award entitling the recipient to acquire, at par value or such other purchase price determined by the Administering Body (but not less than the par value thereof unless permitted by applicable state law), shares of Common Stock subject to such restrictions and conditions as the Administering Body may determine at the time of grant ("Restricted Stock"). Conditions may be based on continuing employment (or other business relationships) and/or the achievement of pre-established Performance Criteria.

       7.2     Rights as Stockholders Subject to Section 7.3, upon delivery of the shares of the Restricted Stock to the escrow holder pursuant to Section 7.5, the Recipient shall have, unless otherwise provided by the Administering Body, all the rights of a stockholder with respect to said shares, subject to the restrictions in his or her Award Agreement, including the right to receive all dividends and other distributions paid or made with respect to the shares; provided, however, that in the discretion of the Administering Body, any extraordinary distributions with respect to the Common Stock shall be subject to the restrictions set forth in Section 7.3.

        7.3     RestrictionAll shares of Restricted Stock issued under this Plan (including any shares received by holders thereof with respect to shares of Restricted Stock as a result of stock dividends, stock splits or any other form of recapitalization) shall, in the terms of each individual Award Agreement, be subject to such restrictions as the Administering Body shall provide, which restrictions may include, without limitation, restrictions concerning voting rights and transferability and restrictions based on duration of employment or engagement with the Company or its Affiliated Entities, Company performance and individual performance; provided, however, that, unless the Administering Body otherwise provides in the terms of the Award Agreement or otherwise, no share of Restricted Stock granted to a person subject to Section 16 of the Exchange Act shall be sold, assigned or otherwise transferred until at least six (6) months and one (1) day have elapsed from the date on which the Restricted Stock was issued, and provided, further, that, except with respect to shares of Restricted Stock granted to Section 162(m) participants, by action taken after the Restricted Stock is issued, the Administering Body may, on such terms and conditions as it may determine to be appropriate, remove any or all of the


restrictions imposed by the terms of the Award Agreement. Restricted Stock may not be sold or encumbered until all restrictions are terminated or expire.

        7.4     Repurchase of Restricted Stock The Administering Body shall provide in the terms of each individual Award Agreement that the Company shall have a right to repurchase from the Recipient the Restricted Stock then subject to restrictions under the Award Agreement immediately upon a termination of employment (with or without cause and for any reason whatsoever) or, if applicable, upon a termination of engagement (with or without cause and for any reason whatsoever) between the Recipient and the Company, at a cash price per share equal to the price paid by the Recipient for such Restricted Stock; provided, however, that except with respect to shares of Restricted Stock granted to Section 162(m) participants, the Administering Body in its sole and absolute discretion may provide that no such right of repurchase shall exist in the event of a termination of employment or engagement following a Change in Control of the Company or because of the Recipient's death or Permanent Disability.

        7.5     Escrows The Secretary of the Company or such other escrow holder as the Administering Body may appoint shall retain physical custody of each certificate representing Restricted Stock until all of the restrictions imposed under the Award Agreement with respect to the shares evidenced by such certificate expire or shall have been removed.

        7.6     Vesting of Restricted Stock The Administering Body at the time of grant shall specify the date or dates and/or attainment of pre-established Performance Criteria and other conditions on which Restricted Stock shall become vested, subject to such further rights of the Company or its assigns as may be specified in the instrument evidencing the Restricted Stock Award.

        7.7     Waiver, Deferral and Reinvestment of Dividends The written instrument evidencing the Award of Restricted Stock may require or permit the immediate payment, waiver, deferral or investment of dividends paid on the Restricted Stock.

8.      UNRESTRICTED STOCK AWARDS

        8.1     Grant or Sale of Unrestricted Stock.

        (a)     Grant or Sale of Unrestricted Stock. The Administering Body may, in its sole discretion, grant (or sell at a purchase price determined by the Administering Body) an Unrestricted Stock Award to any Eligible Person, pursuant to which such individual may receive shares of Common Stock free of any vesting restrictions ("Unrestricted Stock") under the Plan. Unrestricted Stock Awards may be granted or sold as described in the preceding sentence in respect of past services or other valid consideration, or in lieu of any cash compensation due to such individual.

       (b)     Deferral of Awards. Each Recipient who has made an election to receive shares of Unrestricted Stock under this Article 8 will have the right to defer receipt of up to 100% of such shares of Unrestricted Stock payable to such Recipient in accordance with such rules and procedures as may from time to time be established by the Administering Body for that purpose, and such election shall be effective on the later of


the date six (6) months and one (1) day from the date of such election or the beginning of the next calendar year. The deferred Unrestricted Stock shall be entitled to receive Dividend Equivalent Rights settled in shares of Common Stock.

9.      PERFORMANCE STOCK AWARDS

        9.1     Nature of Performance Stock Awards. A Performance Stock Award is an Award entitling the Recipient to acquire shares of Common Stock upon the attainment of specified Performance Criteria. The Administering Body may make Performance Stock Awards independent of or in connection with the granting of any other Award under the Plan. Performance Stock Awards may be granted under the Plan to any Eligible Person. The Administering Body, in its sole discretion, shall determine whether and to whom Performance Stock Awards shall be made, the Performance Criteria applicable under each such Award, the periods during which performance is to be measured, and all other limitations and conditions applicable to the awarded shares; provided, however, that the Administering Body may rely on the Performance Criteria and other standards applicable to other performance unit plans of the Company in setting the standards for Performance Stock Awards under the Plan.

       9.2    Rights as a Stockholder A Recipient receiving a Performance Stock Award shall have the rights of a stockholder only as to shares actually received by the Recipient under the Plan and not with respect to shares subject to the Award but not actually received by the Recipient. A Recipient shall be entitled to receive a stock certificate evidencing the acquisition of shares of Common Stock under a Performance Stock Award only upon satisfaction of all conditions specified in the Award Agreement evidencing the Performance Stock Award (or in a performance plan adopted by the Administering Body).

       9.3     Acceleration, Waiver, Etc. At any time prior to the Participant's termination of employment (or other business relationship) by the Company, the Administering Body may, in its sole discretion, accelerate, waive or, subject to the other provisions of this Plan, amend any and all of the goals, restrictions or conditions imposed under any Performance Stock Award.

10.     DIVIDEND EQUIVALENT RIGHTS

        10.1    Dividend Equivalent Rights. A Dividend Equivalent Right is an Award entitling the Recipient to receive credits based on cash dividends that would be paid on the shares of Common Stock specified in the Dividend Equivalent Right (or other Award to which it relates) if such shares were held by the Recipient. A Dividend Equivalent Right may be granted hereunder to any Eligible Person, as a component of another Award or as a freestanding Award. The terms and conditions of Dividend Equivalent Rights shall be specified in the Award Agreement. Dividend equivalents credited to the holder of a Dividend Equivalent Right may be paid currently or may be deemed to be reinvested in additional shares of Common Stock, which may thereafter accrue additional equivalents. Any such reinvestment shall be at Fair Market Value on the date of reinvestment or such other price as may then apply under a dividend reinvestment plan sponsored by the Company, if any. Dividend Equivalent Rights nay be settled in cash or shares of Common Stock or a combination thereof, in a single installment or installments. A Dividend Equivalent Right granted as a component of another Award may


provide that such Dividend Equivalent Right shall be settled upon exercise, settlement, or payment of, or lapse of restrictions on, such other Award and that such Dividend Equivalent Right shall expire or be forfeited or annulled under the same conditions as such other award. A Dividend Equivalent Right granted as a component of another Award may also contain terms and conditions different from such other Award.

        10.2     Interest Equivalents. Any Award under this Plan that is settled in whole or in part in cash on a deferred basis may provide in the grant for interest equivalents to be credited with respect to such cash payment. Interest equivalents may be compounded and shall be paid upon such terms and conditions as may be specified by the grant.

11.     STOCK APPRECIATION RIGHTS

        11.1     Grant of Stock Appreciation Rights. A Stock Appreciation Right may be granted to any Eligible Person selected by the Administering Body. A Stock Appreciation Right may be granted (a) in connection and simultaneously with the grant of a Stock Option, (b) with respect to previously granted Stock Options, or (c) independent of a Stock Option. A Stock Appreciation Right shall be subject to such terms and conditions not inconsistent with the Plan as the Administering Body shall impose and shall be evidenced by an Award Agreement.

        11.2     Coupled Stock Appreciation Rights.

         (a)     A Coupled Stock Appreciation Right ("CSAR") shall be related to a particular Stock Option and shall be exercisable only when and to the extent the related Stock Option is exercisable.

         (b)     A CSAR may be granted to the Recipient for no more than the number of shares subject to the simultaneously or previously granted Stock Option to which it is coupled.

         (c)     A CSAR shall entitle the Recipient (or other person entitled to exercise the Stock Option pursuant to the Plan) to surrender to the Company unexercised a portion of the Stock Option to which the CSAR relates (to the extent then exercisable pursuant to its terms) and to receive from the Company in exchange therefor an amount determined by multiplying the difference obtained by subtracting the Stock Option exercise price from the Fair Market Value of a share of Common Stock on the date of exercise of the CSAR by the number of shares of Common Stock with respect to which the CSAR shall have been exercised, subject to any limitations the Administering Body may impose.

        11.3     Independent Stock Appreciation Rights

         (a)     An Independent Stock Appreciation Right ("ISAR") shall be unrelated to any Stock Option and shall have the terms set by the Administering Body. An ISAR shall be exercisable in such installments as the Administering Body may determine. An ISAR shall cover such number of shares of Common Stock as the Administering Body may determine; provided, however, that unless the Administering Body otherwise provides in the terms of the ISAR or otherwise, no ISAR granted to a person subject to Section 16 of

A-19


the Exchange Act shall be exercisable until at least six (6) months and one day has elapsed from the date on which the Stock Option was granted. The exercise price per share of the Common Stock subject to each ISAR shall be set by the Administering Body. An ISAR is exercisable only while the Recipient remains employed or engaged by the Company; provided that the Administering Body may determine that the ISAR may be exercised subsequent to termination of employment or engagement or following a Change in Control of the Company, or because of the Recipient's retirement, death or Permanent Disability, or otherwise.

      (b)     An ISAR shall entitle the Recipient (or other person entitled to exercise the ISAR pursuant to the Plan) to exercise all or a specified portion of the ISAR (to the extent then exercisable pursuant to its terms) and to receive from the Company an amount determined by multiplying the difference obtained by subtracting the exercise price per share of the ISAR from the Fair Market Value of a share of Common Stock on the date of exercise of the ISAR by the number of shares of Common Stock with respect to which the ISAR shall have been exercised, subject to any limitations the Administering Body may impose.

        11.4     Payment and Limitations on Exercise

         (a)     Payment of the amounts determined under Section 11.2(c) and 11.3(b) above shall be in cash, in Common Stock (based on its Fair Market Value as of the date the Stock Appreciation Right is exercised) or a combination of both, as determined by the Administering Body. To the extent such payment is effected in Common Stock it shall be made subject to satisfaction of all provisions of the Plan pertaining to Stock Options.

         (b)     Holders of Stock Appreciation Rights may be required to comply with any timing or other restrictions with respect to the settlement or exercise of a Stock Appreciation Right, including a window-period limitation, as may be imposed in the discretion of the Administering Body.

12.     REORGANIZATIONS

        12.1     Corporate Transactions Not Involving a Change in Control. If the Company shall consummate any Reorganization not involving a Change in Control in which holders of shares of Common Stock are entitled to receive in respect of such shares any securities, cash or other consideration (including without limitation a different number of shares of Common Stock), each Award outstanding under this Plan shall thereafter be claimed or exercisable, in accordance with this Plan, only for the kind and amount of securities, cash and/or other consideration receivable upon such Reorganization by a holder of the same number of shares of Common Stock as are subject to that Award immediately prior to such Reorganization, and any adjustments will be made to the terms of the Award, and the underlying Award Agreement, in the sole discretion of the Administering Body as it may deem appropriate to give effect to the Reorganization.


       12.2     Corporate Transactions Involving a Change in Control. As of the effective time and date of any Change in Control, this Plan and any then outstanding Awards (whether or not vested) shall automatically terminate unless (a) provision is made in writing in connection with such transaction for the continuance of this Plan and for the assumption of such Awards, or for the substitution for such Awards of new grants covering the securities of a successor entity or an affiliate thereof, with appropriate adjustments as to the number and kind of securities and exercise prices, in which event this Plan and such outstanding Awards shall continue or be replaced, as the case may be, in the manner and under the terms so provided; or (b) the Board otherwise has provided or shall provide in writing for such adjustments as it deems appropriate in the terms and conditions of the then-outstanding Awards (whether or not vested), including without limitation (i) accelerating the vesting of outstanding Awards and/or (ii) providing for the cancellation of Awards and their automatic conversion into the right to receive the securities, cash and/or other consideration that a holder of the shares underlying such Awards would have been entitled to receive upon consummation of such Change in Control had such shares been issued and outstanding immediately prior to the effective date and time of the Change in Control (net of the appropriate option exercise prices). If, pursuant to the foregoing provisions of this Section 12.2, this Plan and the Awards granted hereunder shall terminate by reason of the occurrence of a Change in Control without provision for any of the actions described in clause (a) or (b) hereof, then any Recipient holding outstanding Awards shall have the right, at such time immediately prior to the consummation of the Change in Control as the Board shall designate, to convert, claim or exercise, as applicable, the Recipient's Awards to the full extent not theretofore converted, claimed or exercised, including any installments which have not yet become vested.

13.     DEFINITIONS

     Capitalized terms used in this Plan and not otherwise defined shall have the meanings set forth below:

     "Administering Body" shall mean the Board as long as no Stock Plan Committee has been appointed and is in effect and shall mean the Stock Plan Committee as long as the Stock Plan Committee is appointed and in effect.

     "Affiliated Entity" means any Parent Corporation or Subsidiary Corporation.

     "Award" or "Awards," except where referring to a particular category or grant under the Plan, shall include Incentive Stock Options, Non-qualified Stock Options, Restricted Stock Awards, Unrestricted Stock Awards, Performance Stock Awards, Dividend Equivalent Rights and Stock Appreciation Rights.

     "Award Agreement" means the agreement or confirming memorandum setting forth the terms and conditions of the Award.

     "Board" means the Board of Directors of the Company.

     "Change in Control" means the following and shall be deemed to occur if any of the following events occur:


           (a)     Any Person becomes after the Effective Date the beneficial owner (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 50% or more of either the then outstanding shares of Common Stock or the combined voting power of the Company's then outstanding securities entitled to vote generally in the election of directors; or

          (b)     Individuals who, as of the effective date hereof, constitute the Board of Directors of the Company (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board of Directors of the Company, provided that any individual who becomes a director after the effective date hereof whose election, or nomination for election by the Company's stockholders, is approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered to be a member of the Incumbent Board unless that individual was nominated or elected by any Person having the power to exercise, through beneficial ownership, voting agreement and/or proxy, 50% or more of either the outstanding shares of Common Stock or the combined voting power of the Company's then outstanding voting securities entitled to vote generally in the election of directors, in which case that individual shall not be considered to be a member of the Incumbent Board unless such individual's election or nomination for election by the Company's stockholders is approved by a vote of at least two-thirds of the directors then comprising the Incumbent Board; or

         (c)     Consummation by the Company of the sale or other disposition by the Company of all or substantially all of the Company's assets or a reorganization or merger or consolidation of the Company with any other person, entity or corporation, other than

         (i)     a reorganization or merger or consolidation that would result in the voting securities of the Company outstanding immediately prior thereto (or, in the case of a reorganization or merger or consolidation that is preceded or accomplished by an acquisition or series of related acquisitions by any Person, by tender or exchange offer or otherwise, of voting securities representing 5% or more of the combined voting power of all securities of the Company, immediately prior to such acquisition or the first acquisition in such series of acquisitions) continuing to represent, either by remaining outstanding or by being converted into voting securities of another entity, more than fifty percent (50%) of the combined voting power of the voting securities of the Company or such other entity outstanding immediately after such reorganization or merger or consolidation (or series of related transactions involving such a reorganization or merger or consolidation), or

          (ii)     a reorganization or merger or consolidation effected to implement a recapitalization or reincorporation of the Company (or similar transaction) that does not result in a material change in beneficial ownership of the voting securities of the Company or its successor; or

        (d)     Approval by the stockholders of the Company or any order by a court of competent jurisdiction of a plan of liquidation of the Company.


         (e)     Notwithstanding the foregoing, a Change in Control of the type described in paragraph (b), (c) or (d) shall be deemed to be completed on the date it occurs, and a Change in Control of the type described in paragraph (a) shall be deemed to be completed as of the date the entity or group attaining 50% or greater ownership has elected its representatives to the Company's Board of Directors and/or caused its nominees to become officers of the Company with the authority to terminate or alter the terms of employee's employment.

     "Commission" means the Securities and Exchange Commission.

     "Common Stock" means the common stock of the Company as constituted on the Effective Date of this Plan, and as thereafter adjusted as a result of any one or more events requiring adjustment of outstanding Awards under Section 3.4 above.

     "Company" means Temtex Industries, Inc., a Delaware corporation.

     "Consultant" means any consultant or advisor if:

(a)     the consultant or advisor renders bona fide services to the Company or any Affiliated Entity;

        (b)     the services rendered by the consultant or advisor are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company's securities; and

        (c)     the consultant or advisor is a natural person who has contracted directly with the Company or an Affiliated Entity to render such services.

     "CSAR" means a coupled stock appreciation right as defined in Section 4.2.

     "Director" means any person serving on the Board of the Company irrespective of whether such person is also an Employee of the Company.

     "Dividend Equivalent Right" shall mean any Award granted pursuant to Article 10 of this Plan.

     "DRO" shall mean a domestic relations order as defined by the IRC or Title I of ERISA or the rules thereunder.

     "Effective Date" means October 28, 1999, which is the date this Plan was adopted by the Board.

     "Eligible Person" shall include key Employees, Directors and Consultants of the Company or of any Affiliated Entity.

     "Employee" means any officer or other employee (as defined in accordance with Section 3401(c) of the IRC) of the Company or any Affiliated Entity.


     "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     "Exchange Act Registered Company" means that the Company has any class of any equity security registered pursuant to Section 12 of the Exchange Act.

     "Expiration Date" means the tenth anniversary of the Effective Date.

     "Fair Market Value" of a share of the Company's capital stock as of a particular date shall be: (a) if the stock is listed on an established stock exchange or exchanges (including for this purpose, the Nasdaq National Market), the closing sale prices of the stock quoted for such date as reported in the transactions index of each such exchange, as published in The Wall Street Journal and determined by the Administering Body, or, if no sale price was quoted in any such index for such date, then as of the next preceding date on which such a sale price was quoted; or (b) if the stock is not then listed on an exchange or the Nasdaq National Market, the average of the closing bid and asked prices per share for the stock in the over-the-counter market as quoted on The Nasdaq Small Cap Market on such date (in the case of (a) or (b), subject to adjustment as and if necessary and appropriate to set an exercise price not less than 100% of the Fair Market Value of the stock on the date an option is granted); or (c) if the stock is not then listed on an exchange or quoted in the over-the-counter market, an amount determined in good faith by the Administering Body; provided, however, that (i) when appropriate, the Administering Body, in determining Fair Market Value of capital stock of the Company, may take into account such other factors as it may deem appropriate under the circumstances and (ii) if the stock is traded on the Nasdaq Small Cap Market and both sales prices and bid and asked prices are quoted or available, the Administering Body may elect to determine Fair Market Value under either clause (i) or (ii) above. Notwithstanding the foregoing, the Fair Market Value of capital stock for purposes of grants of Incentive Stock Options shall be determined in compliance with applicable provisions of the IRC.

     "Incentive Stock Option" means a Stock Option that qualifies as an incentive stock option under Section 422 of the IRC, or any successor statute thereto.

     "IRC" means the Internal Revenue Code of 1986, as amended.

     "ISAR" means an independent stock appreciation right as defined in Section 11.3.

     "Non-employee Director" means any director of the Company who qualifies as a "non-employee director" within the meaning of Rule 16b-3.

     "Non-qualified Stock Option" means a Stock Option that is not an Incentive Stock Option.

     "Outside Director" means an "outside director" as defined in the regulations adopted under Section 162(m) of the IRC.


     "Parent Corporation" means any Parent Corporation as defined in Section 424(e) of the IRC.

     "Performance-Based Compensation" means performance-based compensation as described in Section 162(m) of the IRC. If the amount of compensation an Eligible Person will receive under any Award is not based solely on an increase in the value of Common Stock after the date of grant, the Stock Plan Committee, in order to qualify Awards as performance-based compensation under Section 162(m) of the IRC, can condition the granting, vesting or exercisability or purchase price of such Awards on the attainment of a preestablished, objective performance goal. For this purpose, a preestablished, objective performance goal may include one or more of the following performance criteria: (a) book value; (b)  earnings per share (including earnings before interest, taxes and amortization); (c) return on equity; (d) total stockholder return; (e) return on capital; (f) return on assets or net assets; (g) income or net income; (h)  operating income or net operating income; (i)  operating margin; (j)  attainment of stated goals related to the Company's capitalization, costs, financial condition or results of operations; and (k) any other similar performance criteria.

     "Performance Criteria" shall mean the following business criteria with respect to the Company, any Affiliated Entity or any division or operating unit: (a) net income, (b) pre-tax income, (c) operating income, (d) cash flow, (e) earnings per share, (f) return on equity, (g) return on invested capital or assets, (h) cost reductions or savings, (i) funds from operations, (j) appreciation in the fair market value of Common Stock, (k) earnings before any one or more of the following items: interest, taxes, depreciation or amortization and (l) such other criteria deemed appropriate by the Administering Body.

     "Performance Stock Awards" means Awards granted pursuant to Article 9.

     "Permanent Disability" shall mean that the Recipient becomes physically or mentally incapacitated or disabled so that the Recipient is unable to perform substantially the same services as the Recipient performed prior to incurring such incapacity or disability (the Company, at its option and expense, being entitled to retain a physician to confirm the existence of such incapacity or disability, and the determination of such physician to be binding upon the Company and the Recipient), and such incapacity or disability continues for a period of three consecutive months or six months in any 12-month period or such other period(s) as may be determined by the Stock Plan Committee with respect to any Award, provided that for purposes of determining the period during which an Incentive Stock Option may be exercised pursuant to Section 5.13(b)(ii) hereof, Permanent Disability shall mean "permanent and total disability" as defined in Section 22(e) of the IRC .

     "Person" means any person, entity or group, within the meaning of Section 13(d) or 14(d) of the Exchange Act, but excluding (a) the Company and its Subsidiary Corporations, (b) any employee stock ownership or other employee benefit plan maintained by the Company that is qualified under ERISA and (c) an underwriter or underwriting syndicate that has acquired the Company's securities solely in connection with a public offering thereof.

     "Plan" means this 1999 Omnibus Securities Plan of the Company.


     "Plan Term" means the period during which this Plan remains in effect (commencing on the Effective Date and ending on the Expiration Date).

     "Recipient" means a person who has received Awards under this Plan or any person who is the successor in interest to a Recipient.

     "Reorganization" means any merger, consolidation or other reorganization.

     "Restricted Stock" shall have the meaning ascribed thereto in Section 7.1.

     "Restricted Stock Awards" means any Award granted pursuant to Article 7 of this Plan.

     "Rule 16b-3" means Rule 16b-3 under the Exchange Act.

     "Securities Act" means the Securities Act of 1933, as amended.|

     "Significant Stockholder" is an individual who, at the time an Award is granted to such individual under this Plan, owns more than 10% of the combined voting power of all classes of stock of the Company or of any Parent Corporation or Subsidiary Corporation (after application of the attribution rules set forth in Section 424(d) of the IRC).

     "Stock Appreciation Right" means a stock appreciation right granted under Article 11 of this Plan.

     "Stock Option" or "Option" means a right to purchase stock of the Company granted under Article 6 of this Plan to an Eligible Person.

     "Stock Plan Committee" means the committee appointed by the Board to administer this Plan pursuant to Section 4.1.

     "Subsidiary Corporation" means any Subsidiary Corporation as defined in Section 424(f) of the IRC.

     "Unrestricted Stock" shall have the meaning ascribed thereto in Section 8.1.

     "Unrestricted Stock Award" means any Award granted pursuant to Article 8 of this Plan.


ARTER & HADDEN
1717 Main Street, Suite 4100
Dallas, Texas 75201-4605
Tel: (214) 761-2100
Fax: (214) 741-7139

January 31, 2000

VIA EDGAR TRANSMISSION

Securities and Exchange Commission
450 Fifth Street, N.W.
Judiciary Plaza
Washington, D.C. 20549

            Re:  Temtex Industries, Inc. (CIK 0000110740)
                   Definitive Proxy Statement for the Annual Meeting
                   of Stockholders to be held on March 9, 2000

Gentlemen:

On behalf of Temtex Industries, Inc. (the "Company"), we electronically transmitted herewith a copy of the Company's Definitive Proxy Statement to be forwarded to its stockholders relating to the Annual Meeting of the Stockholders to be held March 9, 2000. The Notice of the Annual Meeting of Stockholders and Proxy Statement is to be mailed to the stockholders on or about February 3, 2000.

Any questions or comments with respect to the enclosed Notice of Annual Meeting and Proxy Statement should be directed to the undersigned.

Very truly yours,

J. David Washburn

Enclosures

cc: Mr. R. N. Stivers
Stanley R. Huller, Esq.